                                                                   EXHIBIT 10.12




                   MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK

                            Worcester, Massachusetts

                               FOUR BIOTECH PARK

                                  SPACE LEASE

                  WORCESTER BUSINESS DEVELOPMENT CORPORATION

                                      to

                                 PHYTERA, INC.

                                     1993

                               TABLE OF CONTENTS

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                                                                           PAGE
ARTICLE 1   REFERENCE DATA AND DEFINITIONS..................................  1
     Section 1.01   Terms and Titles Referred To............................  1
     Section 1.02   General Provisions......................................  3
     Section 1.03   Definitions.............................................  3

ARTICLE 2   PREMISES........................................................  9
     Section 2.01   Premises................................................  9
     Section 2.02   Appurtenances...........................................  9
     Section 2.03   Landlord's Fixtures.....................................  9

ARTICLE 3   TERM............................................................ 10
     Section 3.01   Term Commencement....................................... 10
     Section 3.02   Termination............................................. 10
     Section 3.03   Estoppel Certificate.................................... 10

ARTICLE 4   RENT............................................................ 10
     Section 4.01   Basic Rent.............................................. 10
     Section 4.02   Adjustment of Basic Rent................................ 10

ARTICLE 5   USE OF PREMISES................................................. 10
     Section 5.01   Use Restricted.......................................... 10

ARTICLE 6   OPERATING EXPENSES; TAXES....................................... 10
     Section 6.01   Operating Expenses and Taxes............................ 10
     Section 6.02   Monthly Payments of Additional Rent..................... 11
     Section 6.03   Annual Statements....................................... 11
     Section 6.04   Assessments and Other Taxes............................. 11
     Section 6.05   Accounting Periods...................................... 12
     Section 6.06   Abatement of Taxes...................................... 12
     Section 6.07   Exemption From Taxes.................................... 12

ARTICLE 7   IMPROVEMENTS.................................................... 12
     Section 7.01   Tenant Fit-up........................................... 12
     Section 7.02   Time for Completion..................................... 13
     Section 7.03   Notice of Substantial Completion Date................... 13
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
     Section 7.04   Delays.................................................. 13
     Section 7.05   Tenant's Access to the Premises......................... 13
     Section 7.06   Improvements by Tenant.................................. 14

ARTICLE 8   BUILDING SERVICES............................................... 15
     Section 8.01   Basic Services.......................................... 15
     Section 8.02   Other Janitors.......................................... 15
     Section 8.03   Additional Services..................................... 15
     Section 8.04   Limitations on Landlord's Liability..................... 15
     Section 8.05   Electric Service........................................ 15

ARTICLE 9   TENANT'S COVENANTS.............................................. 16
     Section 9.01   Pay Rent................................................ 16
     Section 9.02   Occupancy of the Premises............................... 16
     Section 9.03   Rules and Regulations................................... 16
     Section 9.04   Safety.................................................. 16
     Section 9.05   Equipment............................................... 16
     Section 9.06   Pay Taxes............................................... 17
     Section 9.07   Maintenance............................................. 17
     Section 9.08   Redelivery.............................................. 17
     Section 9.09   Tenant Financial Information............................ 17

ARTICLE 10  COMPLIANCE WITH REQUIREMENTS.................................... 17
     Section 10.01  Legal Requirements...................................... 17
     Section 10.02  Contests................................................ 18
     Section 10.03  Land Disposition Agreement.............................. 18
     Section 10.04  Environmental Legal Requirements........................ 18

ARTICLE 11  COVENANT AGAINST LIENS.......................................... 18
     Section 11.01  No Liens................................................ 18
     Section 11.02  Discharge............................................... 18

ARTICLE 12  ACCESS TO PREMISES.............................................. 19
     Section 12.01  Access.................................................. 19
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                                     -ii-
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                               TABLE OF CONTENTS

                                  (CONTINUED)

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
ARTICLE 13    ASSIGNMENT AND SUBLETTING:  OCCUPANCY ARRANGEMENTS............ 19
     Section 13.01  Assignment and Subletting............................... 19
     Section 13.02  Procedure............................................... 19

ARTICLE 14    INDEMNITY..................................................... 20
     Section 14.01  Tenant's Indemnity...................................... 20
     Section 14.02  Claims by Landlord...................................... 21
     Section 14.03  Landlord's Liability.................................... 21

ARTICLE 15    INSURANCE..................................................... 21
     Section 15.01  Tenant's Insurance...................................... 21
     Section 15.02  General Insurance Requirements.......................... 22
     Section 15.03  Landlord's Insurance.................................... 23

ARTICLE 16    WAIVER OF SUBROGATION......................................... 23
     Section 16.01  Waiver of Subrogation................................... 23
     Section 16.02  Waiver of Rights........................................ 23

ARTICLE 17    DAMAGE AND RESTORATION........................................ 23
     Section 17.01  Substantial Damage...................................... 23
     Section 17.02  Restoration............................................. 24

ARTICLE 18    EMINENT DOMAIN................................................ 24
     Section 18.01  Total Taking............................................ 24
     Section 18.02  Partial Taking.......................................... 24
     Section 18.03  Awards and Proceeds..................................... 24

ARTICLE 19    QUIET ENJOYMENT............................................... 25
     Section 19.01  Landlord's Covenant..................................... 25
     Section 19.02  Subordination and Non-Disturbance....................... 25
     Section 19.03  Notice to Mortgagee and Ground Lessor................... 25
     Section 19.04  Other Provisions Regarding Mortgagees................... 26

ARTICLE 20    DEFAULTS; EVENTS OF DEFAULT................................... 26
     Section 20.01  Defaults................................................ 26
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     Section 20.02  Tenant's Best Efforts................................... 27
     Section 20.03  Elimination of Default.................................. 27

ARTICLE 21    LANDLORD'S REMEDIES; DAMAGES ON DEFAULT....................... 27
     Section 21.01  Landlord's Remedies..................................... 27
     Section 21.02  Possession.............................................. 27
     Section 21.03  Right to Relet.......................................... 28
     Section 21.04  Survival of Covenants, Etc.............................. 28
     Section 21.05  Right to Equitable Relief............................... 28
     Section 21.06  Right to Self Help; Interest On Overdue Rent............ 29

ARTICLE 22    NOTICES....................................................... 29
     Section 22.01  Notices and Communications.............................. 29

ARTICLE 23    WAIVERS....................................................... 29
     Section 23.01  No Waivers.............................................. 29

ARTICLE 24    SECURITY DEPOSIT.............................................. 30
     Section 24.01  Security Deposit........................................ 30

ARTICLE 25    GENERAL PROVISIONS............................................ 30
     Section 25.01  Unavoidable Delays...................................... 30
     Section 25.02  Estoppel Certificates................................... 30
     Section 25.03  Right to Relocate....................................... 30
     Section 25.04  Holding Over............................................ 31
     Section 25.05  Governing Law........................................... 31
     Section 25.06  Partial Invalidity...................................... 31
     Section 25.07  Notice of Lease......................................... 31
     Section 25.08  Interpretation.......................................... 31
     Section 25.09  Consents................................................ 31
     Section 25.10  Entire Agreement; Changes............................... 31
     Section 25.11  Binding Effect.......................................... 32
     Section 25.12  Time of the Essence..................................... 32
     Section 25.13  Table of Contents....................................... 32
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                                     -iv-
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                               TABLE OF CONTENTS

                                  (CONTINUED)

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                                                                           PAGE
EXHIBIT A:  LANDLORD'S SERVICES
EXHIBIT B:  LEASE PLAN
EXHIBIT C:  WORK LETTER
EXHIBIT D:  ESTOPPEL CERTIFICATE
EXHIBIT E:  RENT RIDER
EXHIBIT:  RIDER AND ADDENDUM

                   MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK

                               FOUR BIOTECH PARK

                                  SPACE LEASE

     THIS LEASE is made in Worcester, Massachusetts effective on the Date of Lease stated in Article 1 between the Landlord and the Tenant named in Article 1.

     In consideration of the Rent payable by Tenant and of the agreements to be performed and observed by Tenant, Landlord hereby leases the Premises to Tenant, and Tenant hereby takes the Premises from Landlord, subject to the provisions and for the term stated below:

                                   ARTICLE 1

                        Reference Data and Definitions
                        ------------------------------

     Section 1.01 Terms and Titles Referred To. Each reference in this lease to
                  ----------------------------
any of the following terms and titles incorporates the data stated for that term or title in this Section 1.01:

DATE OF LEASE:  November 1, 1993

LANDLORD: WORCESTER BUSINESS DEVELOPMENT CORPORATION, a Massachusetts corporation established pursuant to the provisions of Chapter 600 of the Acts of 1965, its successors and assigns.

LANDLORD'S ADDRESS:    One Innovation Drive
                       Worcester, Massachusetts 01605

TENANT:   PHYTERA, INC., a corporation organized under the laws of Delaware.

TENANT'S ADDRESS:   After the Term Commencement Date, Tenant's address will be the Premises; before the Term Commencement Date, Tenant's address will be:

                             One Innovation Drive
                              Worcester, MA 01605

TERM COMMENCEMENT DATE: Premises A - March 1, 1994 or as defined in Section 1.03, if different. Premises B - June 1, 1994 or as defined in Section 1.03, if different.

STATED EXPIRATION DATE: February 29, 2004 or as defined in Section 1.03, if different.

LAND: Land owned by Waldo Corporation as Trustee of Four Biotech Realty Trust under Declaration of Trust dated April 15, 1993, recorded with Worcester District

Registry of Deeds (the "Registry") in Book 15199, Page 67, being Parcel
10A on the plan entitled "Plan of Property Owned by Worcester Business Development Corporation of Parcels 10A, 10B, 10C, Plantation Street, Worcester, Massachusetts", dated December 16, 1992 and recorded with the Registry in Plan Book 670, Plan 70, containing a total area of 4.2929 acres, more or less, described in a deed from Worcester Business Development Corporation to Waldo Corporation as Trustee Four Biotech Realty Trust dated May 3, 1993 and recorded with the Registry in Book 15199, Page 72.

PREMISES: Premises A - That portion of the second floor of the Building shown as outlined or hatched on the Lease Plan attached as Exhibit B-1.

          Premises B - That portion of the first floor of the Building shown as outlined or hatched on the Lease Plan attached as Exhibit B-2.

RENTABLE AREA OF THE PREMISES:              Premises A - 11,800 square feet
                                            Premises B - 14,000 square feet
                                                         ------
                                            TOTAL        25,800 square feet

RENTABLE AREA OF THE BUILDING:              93,000 square feet

TENANT'S SHARE:*   Premises A - 12.7%
                   Premises B - 15.1%
                                -----
                   TOTAL        27.8%

DESIGN START DATE:   June 1, 1993 (See Exhibit C - Work Letter)

LEASE TERM: Ten (10) Lease Years plus the partial month, if any, between the Term Commencement Date and the first day of the next calendar month.

BASIC RENT:* For each Lease Year of the first Fixed Rental Period, an amount equal to the product of (a) the Rentable Area of the Premises multiplied by (b) the sum of (i) $9.00 plus (ii) an amount determined by multiplying that portion of Tenant's Cost paid by Landlord by 17% and dividing the product by the number of square feet of Rentable Area of the Premises.

FIXED RENTAL PERIOD: Each successive period of three (3) Lease Years beginning on the Term Commencement Date.

ESTIMATED OPERATING EXPENSES: $4.50 per square foot of Rentable Area for the calendar year in which the Lease Term begins.

ESTIMATED TAXES: $1.00 per square foot of Rentable Area for the calendar year in which the Lease Term begins.

__________________________________
* See Rider and Addendum - #1

INITIAL MONTHLY PAYMENT:  $11,825.00

SECURITY DEPOSIT:  Not Applicable

GUARANTOR:  Alpha-Beta Technology, Inc. as to Premises B, only

PERMITTED USE: Research and development; general office and limited light manufacturing to the extent authorized under the City of Worcester Zoning Ordinance.

     Section 1.02 General Provisions. For all purposes of this Lease, unless the
                  ------------------
context otherwise requires:

          (a) A pronoun in one gender includes and applies to the other genders as well.

          (b) Each definition stated in Section 1.01 or 1.03 of this Lease applies equally to the singular and the plural forms of the word or term defined.

          (c) Any reference to a document defined in Section 1.03 of this Lease is to the document as originally executed, or, if amended or supplemented as provided in this Lease, to the document as amended or supplemented and in effect at the relevant time of reference.

          (d) All accounting terms not otherwise defined in this Lease have the meanings assigned to them under generally accepted accounting principles.

          (e) All references in Section 1.01 are subject to the specific definitions (if any) in Section 1.03.

     Section 1.03 Definitions. Each underlined word or term in this Section 1.03
                  -----------
has the meaning stated immediately after it.

     Additional Rent.  All Taxes, Operating Expenses, costs, expenses and other
     ---------------
charges (other than Basic Rent) due from Tenant to Landlord or incurred by Landlord as the result of a Default.

     Additional Services.  Services provided to Tenant or in respect of the
     -------------------
Premises which are not Basic Services described in Exhibit A.

     Authorizations.  All franchises, licenses, permits and other governmental
     --------------
consents issued by Governmental Authorities under Legal Requirements which are or may be required for the occupancy of the Premises and the conduct of a Permitted Use on the Premises.

     Basic Services.  The Landlord's services described in Exhibit A.
     --------------

     Building. The building on or to be constructed or under construction
     --------
on the Land.

     Business Day.  A day which is not a Saturday, Sunday or other day on
     ------------
which banks in Worcester, Massachusetts, are authorized or required by law or executive order to remain closed.

     Common Areas.  All areas of the Building devoted to the common use of
     ------------
the occupants of the Building or all occupants of multi-tenant floors or the provision of Basic or Additional Services to occupants of the Building, including but not limited to air shafts pipes, wires, ducts, conduits, elevator shafts and elevators, stairwells and stairs, restrooms, mechanical rooms, janitor closets, vending areas, loading docks and loading facilities.

     Default.  Any event or condition specified in Article 20 so long as
     -------
any applicable requirements for the giving of notice or lapse of time or both have not been fulfilled.

     Event of Default.  Any event or condition specified in Article 20 if
     ----------------
all applicable requirements for the giving of notice or lapse of time or both have been fulfilled.

     Governmental Authority. United States of America, Commonwealth of
     ----------------------
Massachusetts, City of Worcester, County of Worcester, and any political subdivision, agency, department, commission, board, bureau or instrumentality of any of them.

     Ground Lease.  The lease of the Land (a) from WBDC to Landlord, or if
     ------------
that lease has not been executed as of the date of this Lease, (b) to be entered into between WBDC and its assignee of Landlord's interest under this Lease.

     Ground Lessor. WBDC or any successor under or assignee of the Ground Lease.
     -------------

     Hazardous Substances.  "Oil", "hazardous materials", "hazardous
     --------------------
wastes" and "hazardous substances" as those terms are defined under the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.
Section 9601, et seq., as amended, the Resource Conservation and Recovery Act of
              ------
1976, 42 U.S.C. Section 6901, et seq., as amended, Massachusetts General Laws,
                              ------
Chapters 21C and 21E, as amended, and the regulations from time to time adopted under those laws.

     Improvements.  All (i) structures located in and forming a part of the
     ------------
Premises, including but not limited to, walls, ceilings, doors and floor covering, (ii) pipes, wires, conduits, controls and fixtures relating to utilities located in and serving the Premises, (iii) casework, including but not limited to, benches, tables, cabinets and storage facilities, connected to a utility or affixed to the Premises or the Building and (iv) fixtures, equipment and personal property of any kind installed on the Premises in such a manner that they become part of the Premises or the Building under law or that they cannot be removed without material damage to the structure, fixtures, equipment or personal property or to the Premises or the Building.

     Insurance Requirements. All terms of any policy of insurance maintained by
     ----------------------
Landlord or Tenant and applicable to the Land, the Building or the Premises; all requirements of the issuer of any such policy; and all orders, rules, regulations and other requirements of the National Fire Protection Association (or any other body exercising similar functions) applicable to any condition, operation, use or occupancy of all or any part of the Premises.

     Land Disposition Agreement. The agreement dated June 13, 1984 between
     --------------------------
the Commonwealth of Massachusetts, Division of Capital Planning and operations, and WBDC relating to the acquisition by WBDC of the land in the Park.

     Landlord's Fixtures.  All fixtures and equipment paid for by Landlord
     -------------------
and installed in the Building or the Premises for use by Tenant, whether before or during the Lease Term and whether or not shown in the Working Drawings, irrespective of whether or how the fixtures or equipment may be affixed to the Premises, or the Building.

     Landlord's Work. The work to be done by Landlord with respect to the
     ---------------
Premises described in the Work Letter.

     Lease. This document, all exhibits and riders attached and referred to in
     -----
this document and all amendments to this document, the exhibits and riders.

     Lease Term.  The period stated in Section 1.01 beginning on the Term
     ----------
Commencement Date. The Lease Term includes the period of any extension exercised by Tenant as provided in this Lease.

     Lease Termination Date.  The earliest to occur of (a) the Stated
     ----------------------
Expiration Date, (b) the termination of this Lease by Landlord as the result of an Event of Default or (c) the termination of this Lease under Article 17 (Damage or Destruction) or Article 18 (Eminent Domain).

     Lease Year. Each twelve consecutive calendar month period ending on the day
     ----------
before an anniversary of the Term Commencement Date (or on the day before the first day of the next succeeding calendar month if the Term Commencement Date occurs other than on the first day of a month); provided that (a) the first Lease Year includes the partial month, if any, between the Term Commencement Date and the first day of the next calendar month and (b) the last Lease Year will end on the Lease Termination Date.

     Legal Requirements.  (a) All statutes, codes, ordinances (and rules
     ------------------
and regulations thereunder) and all executive, judicial and administrative orders, judgments, decrees and injunctions of or by any Governmental Authority which are applicable to any condition or use of the Premises, Building or Land, and (b) the provisions of all Authorizations.

     Occupancy Arrangement.  With respect to all or any part of the
     ---------------------
Premises or this Lease, and whether (a) written or unwritten or (b) for all or any portion of the Lease Term, an assignment, a sublease, a tenancy at will, a tenancy at sufferance or any other arrangement (including but not limited to a license or concession) under which a Person occupies the Premises for any purpose.

     Operating Expenses. All expenses, costs, and disbursements of every
     ------------------
kind which Landlord pays or becomes obligated to pay in connection with the operation, management, repair, cleaning and maintenance of the Land and the Building (including all facilities and equipment in operation on the Term Commencement Date and such additional facilities and equipment in subsequent years as may be determined by Landlord to be necessary or beneficial in reducing Operating Expenses) and the provision of Basic Services, including, but not limited to (a) wages, salaries and fees, including taxes, insurance, and benefits of all Persons engaged in connection with Basic Services, (b) the cost of (i) all supplies and materials, electricity and lighting, for Common Areas, (ii) water, heat, air conditioning, and ventilating for the Building, (iii) all maintenance, janitorial, and service agreements, (iv) snow removal and maintenance of parking and landscaped areas,
(v) all insurance, including the cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection with the Building, (vi) repairs and general maintenance, (vii) capital items which are primarily for the purpose of reducing Operating Expenses or which may be required by a Governmental Authority, amortized over the reasonable life of the capital items with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles, (viii) pursuing an application for an abatement of Taxes to the extent not deducted from the abatement, if any, received, (ix) independent auditors, (x) that portion of Landlord's central accounting functions allocable to the Building and (xi) office space for the manager of the Building, (c) management fees, not to exceed eight percent (8%) of Basic Rent in any Lease Year, and (d) maintenance charges with respect to the Land imposed on the Landlord under the Ground Lease. Operating expenses will be determined on the accrual basis in accordance with generally accepted accounting principles consistently applied.

     Operating Expenses do not include (i) costs of services in excess of Basic Services billed to and payable by specific Tenants; (ii) Taxes, any sales tax, gross receipt tax or similar tax based on Rent, and any income, profits or similar tax imposed on Landlord; (iii) expenditures for capital improvements, and any depreciation or amortization, except amortization of certain capital expenditures as provided in clause (vii) above; (iv) executive salaries above the grade of building manager; (v) advertising and promotional expenses; (vi) brokerage commissions; (vii) interest, principal and other amounts payable under any mortgage, and rent payable under the Ground Lease; (viii) expenditures for correcting construction defects in the Building; (ix) expenditures for any alteration, renovation, redecoration, subdivision, layout or finish of any tenant space in the Building; (x) cost of any curative action required to remedy damage caused by or resulting from the negligence or willful act of Landlord, its agents, servants or employees; (xi) legal and other professional fees incurred by Landlord in connection with the leasing of space in the Building and in connection with enforcing leases, or for any other matters not directly connected to the administration or operation of the Building; (xii) costs of any type relating to the development of the Building and (xiii) any fines or penalties imposed upon Landlord under any Legal Requirement.

     Park.  Massachusetts Biotechnology Research Park created by WBDC
     ----
pursuant to the provisions of Chapter 317 of the Acts of 1983, as it may be expanded by amendment of Chapter 317 or by virtue of any other legislation or acquisition by WBDC.

     Permitted Exceptions.  Any liens or encumbrances on the Premises of
     --------------------
the following character:

          (a)  Provisions of Chapter 317 of the Acts of 1983, as amended;

          (b)  Provisions of the Land Disposition Agreement;

          (c) Rights, easements and restrictions in the deed dated June 13, 1984 from the Commonwealth of Massachusetts, Division of Capital Planning and Operations, to WBDC recorded with Worcester District Registry of Deeds in Book 8233, Page 106;

          (d) Present and future zoning laws, ordinances, resolutions and regulations of the City of Worcester, including, without limitation, Chapter 17 of the Revised Ordinances of 1986 - Regulations Relative to Biomedical Research in the City of Worcester;

          (e)  The lien of any Taxes assessed but not yet due and payable;

          (f)  The Ground Lease;

          (g)  Mortgages of record;

          (h) The rights of Landlord and other Persons to whom Landlord has granted rights to use the Common Areas in common with Tenant;

          (i) The easements created by instruments recorded with Worcester District Registry of Deeds in Book 9538, Page142 (as modified by Release in Book 12860, Page 119), Book 12717, Page 3 and Book 12860, Page 123, insofar as they affect the Land;

          (j) All declarations, covenants, conditions, restrictions, reservations, rights, rights-of-way, easements and other matters of record or apparent affecting the Land or the use of the Land now or in the future in force and applicable; and

          (k) Provisions of the Declaration of Protective Covenants, Conditions and Restrictions recorded with the Worcester District Registry of Deeds in Book 12860, Page 145, as they may from time to time in the future be amended.

     Person.  An individual, a corporation, a company, a voluntary
     ------
association, a partnership, a trust, an unincorporated organization or a Governmental Authority.

     Premises.  The space referred to in Section 1.01 located in the
     --------
Building shown outlined or hatched on Exhibit B (the Lease Plan), excluding exterior walls of the building except the inner surfaces thereof and excluding any Common Areas located within such space.

     Rent.  Basic Rent and all Additional Rent.
     ----

     Rentable Area of the Premises.  The number of square feet stated in
     -----------------------------
Section 1.01, irrespective of whether the number should be more or less as a result of minor variations resulting from actual construction of the Building or the Premises so long as such construction is done in accordance with the provisions of this Lease.

     Stated Expiration Date.  The later to occur of (i) date as stated in
     ----------------------
Section 1.01, or (ii) last day of the final Lease Year of the Lease Term.

     Substantial Completion Date.  The later to occur of (i) the date on
     ---------------------------
which a certificate of occupancy for the Premises is issued by the City of Worcester, or (ii) the date on which Tenant Fit-up, together with the appurtenant areas of the Building necessary for access and service to the Premises, have been completed as provided in Article 7, except for items of work and adjustment of equipment and fixtures which are not necessary to make the Premises reasonably tenantable for the Permitted Use and because of season or weather or nature of the, item cannot practicably be done at the time.

     Taking.  The taking or condemnation of title to all or any part of the
     ------
Land or Building or of possession or use of the Land, the Building or the Premises by a Governmental Authority for any public use or purpose, or any proceeding or negotiations which might result in such a taking, or any sale or lease in lieu of such a taking.

     Taxes.  All (i) taxes (or payments in lieu of taxes), special or
     -----
general assessments, water and sewer charges, and other charges of every nature imposed by Governmental Authorities which are assessed, become due or become liens upon or with respect to the Land, the Building, the Premises, Landlord's Fixtures, equipment owned by Landlord on the Land or in the Building or the Premises, or this Lease under all present or future Legal Requirements, and (ii) taxes based on a percentage fraction or capitalized value of the Rent (whether in lieu of or in addition to the taxes described above) computed as if the Land and the Building were the only property of Landlord subject to such tax. Taxes do not include (a) inheritance, estate, excise, succession, transfer, gift, franchise, income, gross receipt, or profit taxes except to the extent they are in substitution for Taxes now imposed on the Building, the Land, the Premises or this Lease, or (b) assessments for streets, water or sewer installations or other municipal improvements made in connection with the initial development of the Building or the Park.

     Tenant Fit-up.  All Improvements and other work necessary to prepare
     -------------
the Premises for Tenant's initial occupancy other than Landlord's Work.

     Tenant's Cost.  The cost of designing and constructing Tenant Fit-up.
     -------------

     Term Commencement Date.  The earliest to occur of (a) the Substantial
     ----------------------
Completion Date, (b) any other date for commencement of the Term determined as provided in Article 7 or (c) the date on which Tenant first occupies the Premises for the Permitted Use.

     Total Taking . (i) a Taking of: (a) the fee interest in all or
     -------------
substantially all of the Land or the Building or (b) such title to or easement in, over, under or such rights to occupy and use any part of the Land or the Building to the exclusion of Landlord as, in the good faith judgment of Landlord, unreasonably restricts access to the Building by vehicle or renders the portion of the Building remaining after such Taking (even if restoration were made) unsuitable or uneconomical for the continued use and occupancy of the Building for the Permitted Use or (ii) a Taking of all or substantially all of the Premises or such title to or easement in, on or over the Premises to the exclusion of

Tenant which in the good faith judgment of Landlord prohibits access to the Premises or the exercise, to any material extent, by Tenant of its rights under this Lease.

     Unavoidable Delays.  Acts of God, strikes, lock-outs, labor troubles,
     ------------------
inability to procure materials, failure of power, riots and insurrection, acts of the public enemy, wars, earthquakes, hurricanes and other natural disasters, fires, explosions, any act, failure to act or default of the other party to this Lease or any other reason (except lack of money) beyond the control of any party to this Lease.

     Work Letter. The agreement between Landlord and Tenant with respect to
     -----------
Tenant Fit-up, substantially in the form of Exhibit C.

     Working Drawings.  The detailed plans and specifications developed by
     ----------------
Landlord and Tenant as provided in the Work Letter, prepared in compliance with all applicable Legal Requirements, stamped by registered Massachusetts professionals, and consisting of all architectural and engineering plans which are required to construct Tenant Fit-up and to obtain any Authorization required for the Premises.

     WBDC.  Worcester Business Development Corporation, a Massachusetts
     ----
corporation established pursuant to the provisions of Chapter 600 of the Acts of 1965.

                                   ARTICLE 2

                                   Premises
                                   --------

     Section 2.01 Premises.* Landlord hereby leases the Premises to Tenant, and
                  --------
Tenant hereby takes the Premises from Landlord, subject to the provisions of this Lease and the Permitted Exceptions. Landlord reserves the right to relocate within or without the Premises pipes, ducts, vents, flues, conduits, wires and appurtenant fixtures which service other parts of the Building; provided that such work is done in a manner that it does not unreasonably interfere with Tenant's use of the Premises.

     Section 2.02 Appurtenances. Tenant may use the Common Areas and the Land as
                  -------------
appurtenant to the Premises for the purposes for which they were designed. Tenant, its employees and business invitees have the non-exclusive right to use the parking areas on the Land.

     Section 2.03 Landlord's Fixtures.  Tenant may use the Landlord's Fixtures
                  -------------------
during the Lease Term. Landlord's Fixtures remain the property of Landlord and may not be removed by Tenant whether or not they are affixed to the Building.

___________________________________
* See Rider and Addendum - #2

                                   ARTICLE 3

                                     Term
                                     ----

     Section 3.01 Term Commencement.  The Lease Term will begin on the Term
                  -----------------
Commencement Date.

     Section 3.02 Termination. The Lease Term will end on the Lease Termination
                  -----------
Date.

     Section 3.03 Estoppel Certificate. If either the Term Commencement Date or
                  --------------------
the Stated Expiration Date occurs on a date other than as stated in Section 1.01, Landlord and Tenant agree to execute a certificate in the form of the estoppel certificate referred to in Section 25.02 or such other form as either may request, establishing the Term Commencement Date and the Stated Expiration Date.

                                   ARTICLE 4

                                     Rent
                                     ----

     Section 4.01  Basic Rent.  Tenant agrees to pay Landlord the Basic Rent as
                   ----------
annual rent for the Premises for each Lease Year, without offset or deduction and without previous demand. Tenant agrees to pay Basic Rent in equal monthly installments in advance on the first day of each calendar month during the Lease Term, except that the first installment of Basic Rent, pro-rated for the partial month, if any, at the beginning of the Lease Term, will be paid on the Term Commencement Date.

     Section 4.02  Adjustment of Basic Rent.  The Basic Rent for each Lease Year
                   ------------------------
during the first Fixed Rental Period will be as stated in Section 1.01. The Basic Rent for each Lease Year of each successive Fixed Rental Period, if any, will be as stated in Exhibit E, the Rent Rider.

                                   ARTICLE 5

                                Use of Premises
                                ---------------

     Section 5.01 Use Restricted. The Premises may be used for the Permitted Use
                  --------------
and for no other purpose. Tenant agrees not to make any use of the Premises that would cause the Premises to be considered a "place of public accommodation" under the Americans with Disabilities Act of 1990. No Improvements, alterations or additions may be made in or to the Premises except as provided in this Lease.

                                   ARTICLE 6

                           Operating Expenses; Taxes
                           -------------------------

     Section 6.01 Operating Expenses and Taxes. Tenant agrees to pay Landlord,
                  ----------------------------
as Additional Rent, (i) Tenant's Share of Operating Expenses and Taxes as provided in this

Article 6, prorated for any partial calendar year falling within the Lease Term, and (ii) all Taxes assessed with respect to Improvements or structures anywhere in the Park constructed by or on behalf of Tenant after the Substantial Completion Date.

     Section 6.02  Monthly Payments of Additional Rent.  Tenant agrees to pay to
                   -----------------------------------
Landlord in advance for each calendar month of the Lease Term, as Additional Rent, Operating Expenses and Taxes in an amount equal to (a) 1/12th of the product of (i) Estimated Operating Expenses for the then current calendar year times (ii) the Rentable Area of the Premises, plus (b) 1/12th of the product of
(i) Estimated Taxes for the then current calendar year times (ii) the Rentable Area of the Premises. Tenant agrees to pay the amount payable under this Section
6.02 with Tenant's monthly payments of Basic Rent. The amounts paid will be credited by Landlord to Tenant's obligations under Section 6.01. For the balance of the first calendar year at the beginning of the Lease Term the amount payable by Tenant each month with respect, to Tenant's Share of Estimated Operating Expenses and Estimated Taxes will be the Initial Monthly Payment stated in Section 1.01, which amount will be pro-rated for the partial month, if any, at the beginning of the Lease Term and paid beginning on the Term Commencement Date.

     Section 6.03 Annual Statements. Within sixty (60) days after the end of
                  -----------------
each calendar year, Landlord agrees to render to Tenant a statement, prepared in accordance with generally accepted accounting practices, showing in reasonable detail (i) for the calendar year just ended (if any) (a) the amount of Taxes,
(b) the amount of Operating Expenses and (c) a calculation of Tenant's Share of Taxes and Operating Expenses, and (ii) for the then current calendar year, the amount of Estimated Operating Expenses and Estimated Taxes determined by Landlord in the reasonable exercise of its judgment. Estimated operating Expenses and Estimated Taxes for the calendar year in which the Lease Term begins are the sums set forth in Section 1.01. If the total amount paid by Tenant on account of Operating Expenses or Taxes or both in any calendar year exceeds the actual amount of Tenant's Share of Operating Expenses or Taxes for the year, then the excess will be credited by Landlord against the monthly installments of Additional Rent next falling due or refunded to Tenant upon the expiration or termination of this Lease, if earlier (unless such expiration or termination is the result of an Event of Default). If the total amount of Operating Expenses or Taxes or both paid by Tenant in any calendar year is less than the actual amount of Tenant's Share of Operating Expenses or Taxes for the year, then Tenant agrees to pay the difference to Landlord within thirty (30) days after receipt by Tenant of Landlord's statement. Not more frequently than once each Lease Year, Tenant may, at its expense and after ten (10) Business Days prior notice, audit Landlord's records relating to Operating Expenses.

     Section 6.04 Assessments and Other Taxes. Landlord agrees that all special
                  ---------------------------
and general assessments will be paid in installments over the longest period permitted by law and that the amount of Taxes shown on each annual statement will include only the portion due in that year. Nothing in this Lease shall be construed to require Tenant to pay any inheritance, estate, excise, succession, transfer, gift, franchise, income, gross receipt, or profit taxes that are, or may be, imposed upon Landlord, its successors or assigns, except to the extent such taxes are in substitution for Taxes as now imposed on the Building, the Land, the Premises or this Lease.

     Section 6.05 Accounting Periods. Landlord may from time to time change the
                  ------------------
periods of accounting under this Lease to any annual period other than a calendar year. Upon any such change, all items referred to in this Article 6 will be appropriately apportioned. In all statements rendered under Section 6.03, amounts for periods partially within and partially outside of the accounting periods will be appropriately apportioned. Any items which are not determinable at the time of a statement will be included on the basis of Landlord's estimate. Promptly after determination, Landlord will render a supplemental statement in which appropriate adjustment will be made.

     Section 6.06 Abatement of Taxes. Landlord may at any time and from time to
                  ------------------
time make application to the appropriate Governmental Authority for an abatement of Taxes. Landlord agrees to make such an application at any time tenants occupying more than 60% of the Rentable Area of the Building under written Occupancy Arrangements directly with the Landlord request that Landlord do so. If (i) such an application is successful and (ii) Tenant has made any payment in respect of Taxes under this Article 6 for the period with respect to which the abatement was granted, Landlord agrees (a) to deduct from the amount of the abatement all expenses incurred by it in connection with the application (b) within thirty (30) days after receipt of the abatement amount, to pay to Tenant Tenant's Share (adjusted for any period for which Tenant had made a partial payment) of the abatement, with interest, if any, paid by the Governmental Authority on such abatement, and (c) retain the balance, if any.

     Section 6.07 Exemption From Taxes. As provided in Section 6 of Chapter 317
                  --------------------
of the Acts of 1983, Landlord may be or become exempt from the obligation to pay Taxes if it leases any part of the Building to an organization exempt from taxes under the United States Internal Revenue Code. If Tenant is able to establish to Landlord's satisfaction the amount of the reduction in Taxes during any calendar year which is a result of this Lease and Tenant's tax-exempt status, Tenant's obligation to pay Taxes for such calendar year as provided in this Article 6 will abate in the same amount, or the amount, if previously paid, will be refunded to Tenant. If Tenant is not tax-exempt but Landlord's obligation to pay Taxes is abated because of the tax-exempt status of any other tenant or tenants of the Building, Landlord reserves the right to increase Tenant's Share as it relates to Taxes so that the Taxes payable "With respect to the Land and the Building for any calendar year during the Lease Term are equitably apportioned among the tenants of the Building who are not exempt from taxation.

                                   ARTICLE 7

                                 Improvements
                                 ------------

     Section 7.01  Tenant Fit-up.*  In connection with the preparation of the
                   -------------
Premises for Tenant's initial occupancy, Landlord agrees to do Landlord's Work and Tenant Fit-up as described in the Working Drawings. Landlord agrees to perform all work in a good

___________________________________
* See Rider and Addendum - #3
and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements, subject to the provisions of the Work Letter. Unless otherwise agreed, Tenant agrees to pay Tenant's Cost as Additional Rent in installments as the work progresses as provided in the agreement with the contractor performing the work and in any event on or before the Term Commencement Date.

     Section 7.02 Time for Completion. Landlord agrees to use due diligence to
                  -------------------
have the Premises ready for occupancy on or before the Term Commencement Date referred to in Section 1.01. Reference is made to the Work Letter for details of the completion process.

     Section 7.03 Notice of Substantial Completion Date. Approximately fifteen
                  -------------------------------------
(15) days before it occurs, Landlord agrees to give Tenant a notice stating the Substantial Completion Date.

     Section 7.04 Delays. If Landlord is delayed in substantially completing
                  ------
Tenant Fit-up as the result of

          (a) delay by Tenant or any Person employed by Tenant in delivery to Landlord of any plans, design work and detailed drawings, or

          (b) Tenant's requests for special work not part of the work described in the Working Drawings or for changes to the Working Drawings after approval by Tenant (notwithstanding Landlord's approval of such changes), or

          (c) delays in performance by Tenant or any Person employed by Tenant which cause delays in the completion of any work to be done by Landlord or which otherwise delay the substantial completion of the Premises, or

          (d) any fault, negligence, omission, or failure to act on the part of Tenant or its agents, contractors, workmen, mechanics, suppliers or invitees,

provided Tenant has been given notice of each such delay, the Premises will be substantially completed on (and the Term Commencement Date will be) that date determined by Landlord, in the reasonable exercise of its judgment, on which the Substantial Completion Date would have occurred but for the delays referred to in this Section 7.04.

     Section 7.05 Tenant's Access to the Premises. Tenant and Tenant's agents,
                  -------------------------------
at Tenant's sole risk, may, with Landlord's prior consent, enter the Premises before the Term Commencement Date in order to (a) install its furniture, furnishings and equipment and (b) perform or inspect work necessary to make the Premises ready for Tenant's use and occupancy. If Landlord permits entry before the Term Commencement Date, the permission is conditioned upon (i) Tenant delivering to Landlord evidence of the insurance required under Section 15.01 and (ii) Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees, working in harmony with Landlord and contractors working for Landlord and with other tenants of the Building. If at any time Tenant's entry causes or threatens to cause disharmony or interfere with the orderly completion or operation of the Building, Landlord may withdraw the permission upon notice to Tenant. Any entry by Tenant will be deemed to be under all of the provisions of this Lease except the covenant to pay Rent. Except for negligence of Landlord and its employees, if Tenant or its agents enter the Premises before the Term Commencement Date, Landlord will not be liable for and Tenant agrees to assume the entire risk for any loss or damage which may occur to any Improvements or to any property placed in the Premises before the Term Commencement Date.

     Section 7.06  Improvements by Tenant.*  Tenant agrees not to hang shades,
                   ----------------------
curtains, signs, awnings or other materials in any window, attach any materials to or make any change in the appearance of any glass visible from outside of the Premises, add any window treatment of any kind or make Improvements or install furniture visible from outside of the Premises, without Landlord's prior written consent. Tenant agrees not to make any Improvements before or during the Lease Term, except according to plans and specifications and using contractors first approved by the Landlord. Tenant agrees not to make any Improvements which would (a) delay completion of the Premises or the Building, or (b) require unusual expense to readapt the Premises to normal research and development, general office and limited light manufacturing use upon termination of this Lease or (c) increase (i) the cost of Landlord's Work or insurance or (ii) Taxes. All Improvements will become part of the Premises and property of Landlord upon their completion or installation except to the extent Landlord specifies that they must be removed at Tenant's expense on the Lease Termination Date as an express condition to Landlord's approval of their initial installation. The construction of Improvements by Tenant and the installation of Tenant's furniture, furnishings and equipment will be coordinated with any work being performed by Landlord and will be performed in such manner as to maintain harmonious labor relations and not to damage the Building or the Premises or interfere with Building operation. Except for work done by or through Landlord before making any Improvements, Tenant will: secure all necessary Authorizations; deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; cause each contractor to carry (1) worker's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees, (2) comprehensive public liability insurance with such limits as Landlord may reasonably require, but in no event less than $1,000,000, and (3) property damage insurance with limits of not less than $300,000 (all such insurance to be written by companies approved by Landlord and insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance; and secure casualty insurance against loss or damage to the Improvements pending completion and deliver evidence of such insurance to Landlord. Tenant agrees to pay promptly when due the entire cost of any work done in the Premises by Tenant, its agents, employees, or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection with its work to attach to the Premises and immediately to discharge any such liens which may

__________________________________
* See Rider and Addendum - #4
attach. All construction work done by Tenant, its agents, employees or independent contractors will be done in a good workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements. Landlord may inspect the work at any time and will promptly give notice to Tenant of any observed defects.


                                   ARTICLE 8

                               Building Services
                               -----------------

     Section 8.01  Basic Services.  During the Lease Term, Landlord agrees to
                   --------------
furnish, or cause to be furnished, the Basic Services.

     Section 8.02  Other Janitors.  No Person will be employed by Tenant to do
                   --------------
janitorial work in the Premises and no Person other than the janitors of the Building will clean the Premises unless first approved in writing by Landlord. Any Person employed by Tenant with Landlord's approval to do janitorial work will, while in the Building, either inside or outside the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as agent or servant of the superintendent or of Landlord).

     Section 8.03  Additional Services.  Tenant agrees to pay Landlord a
                   -------------------
reasonable charge for any extra cleaning of the Premises required because of the carelessness or indifference of Tenant and for any Additional Services rendered at the request of Tenant. If the cost of cleaning the Premises is increased due to the installation in the Premises, at Tenant's request, of any unique or special materials, finish or equipment, Tenant agrees to pay the Landlord an amount equal to the increase in cost. All charges for Additional Services will be payable within ten (10) days after the date on which they are billed.

     Section 8.04  Limitations on Landlord's Liability.*  Landlord will not be
                   -----------------------------------
liable in damages nor in default under this Lease for any failure or delay in furnishing Basic Services or Additional Services when the failure or delay is caused by Unavoidable Delays. No failure or delay by Landlord in furnishing Basic Services or Additional Services caused by Unavoidable Delays may be claimed or pleaded as an eviction or disturbance of Tenant's possession or give Tenant any right to terminate this Lease or give rise to any claim for set-off or abatement of Rent or excuse Tenant from the performance of any of its obligations under this Lease.

     Section 8.05  Electric Service.  Tenant agrees to make its own arrangements
                   ----------------
for the provision of electricity to the Premises and to pay the full cost (as shown on a separate electric meter to be installed at Landlord's expense) directly to the utility company providing the electricity. Tenant's use of electricity in the Premises will not at any time exceed the capacity of any of the electrical conductors or equipment in or serving the Premises. In order to insure that such capacity is not exceeded and to avert


___________________________
*   See Rider and Addendum - (P)5
possible adverse effect upon the Building electric service, Tenant agrees it will not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts nominal or make any alteration or addition to the electric system of the Premises. Unless Landlord objects to the connection of any such fixtures, appliances or equipment, all additional risers or other equipment required for, the connection will be provided by Landlord, and the cost will be paid by Tenant on Landlord's demand.


                                   ARTICLE 9

                              Tenant's Covenants
                              ------------------

     Section 9.01  Pay Rent.  Tenant agrees to pay when due all Rent and all
                   --------
charges for utility services rendered to the Premises not included in Rent and, as Additional Rent, all charges of Landlord for Additional Services.

     Section 9.02  Occupancy of the Premises.  Tenant agrees to occupy the
                   -------------------------
Premises continuously from the Term Commencement Date for the Permitted Use only. Tenant will not (i) injure or deface the Premises or the Building, (ii) install any sign in or on any window, demising wall, corridor, elevator foyer or other Common Area, (iii) permit in the Premises any inflammable fluids or chemicals not reasonably related to the Permitted Use, nor (iv) permit any nuisance or use of the Premises which is improper, offensive, contrary to any Legal Requirement or Insurance Requirement or liable to render necessary any alteration or addition to the Building.

     Section 9.03  Rules and Regulations.  Tenant agrees not to obstruct in any
                   ---------------------
manner any portion of the Building or the Land. Tenant agrees to comply with all reasonable rules and regulations of which Tenant has notice promulgated by Landlord and uniformly applicable to Persons occupying the Building regulating the details of the operation and use of the Building.

     Section 9.04  Safety.  Tenant agrees to keep the Premises equipped with all
                   ------
safety appliances required by Legal Requirements or Insurance Requirements applicable to Tenant specifically because of any use made by Tenant and not applicable generally to all other tenants of the Building. Tenant agrees to procure all Authorizations required because of Tenant's use of the Premises and to do any work required under any Authorization because of such use, it being understood that the provisions of this Section may not be construed to broaden in any way the Permitted Use.

     Section 9.05  Equipment.  Tenant agrees not to place a load upon the floor
                   ---------
of the Premises exceeding the live load for which the floor has been designed. Tenant agrees not to move any safe or other heavy equipment into, about or out of the Premises except in the manner and at the time authorized by Landlord in each instance. Tenant agrees to isolate and maintain all of Tenant's equipment which causes or may cause airborne or structure-borne vibration or noise, whether or not it may be transmitted to any other part of the Building, so as to eliminate such vibration or noise.

     Section 9.06  Pay Taxes.  Tenant agrees to pay promptly when due all Taxes
                   ---------
upon personal property (including, without limitation, fixtures and equipment) in the Premises irrespective of the Person to whom the Taxes may be assessed.

     Section 9.07 Maintenance. Tenant agrees, at all times during the Lease Term, and at its own expense, (i) to maintain the Premises in good repair and condition (except for (a) ordinary wear and tear, (b) damage by fire or casualty and (c) any defect in material or workmanship performed by Landlord in connection with initial preparation of the Premises for Tenant's use and occupancy), (ii) to use all reasonable precautions to prevent waste, damage or injury to the Premises or any other part of the Building and (iii) to repair all damage to any part of the Building caused by Tenant or any of Tenant's agents, employees or invitees, to the extent that such damage is not covered by Landlord's insurance.

     Section 9.08  Redelivery.*  On the Lease Termination Date, Tenant agrees to
                   ----------
leave the Premises and surrender possession to Landlord free of (i) all tenants or occupants claiming through or under Tenant, and (ii) all liens encumbrances, restrictions or reservations caused or consented to by Tenant. Tenant agrees, subject to the provisions of Articles 17 and 18, to surrender the Premises, including all Landlord's Fixtures and all Improvements except those which Tenant is required to remove as provided in Section 7.06, to Landlord broom clean and in good condition and repair (ordinary wear and tear and damage by fire or other casualty only excepted) with all damage resulting from removal of (i) Tenant's furniture, furnishings and equipment and (ii) any Improvements which Tenant is required to remove as provided in Section 7.06 repaired at Tenant's expense to Landlord's reasonable satisfaction.

     Section 9.09  Tenant Financial Information.  Whenever requested by Landlord
                   ----------------------------
in connection with financing of the Building or its own operations, Tenant agrees to provide to Landlord all information currently available relating to Tenant's existing and future financial condition, including but not limited to internally and externally prepared financial statements and reports, prospectuses and offering circulars, underwriting agreements private placement memoranda and similar documents involving public and private funding sources. Landlord agrees to maintain all the information in strictest confidence except to the extent necessary to share it with lenders in connection with financing of the Building or its own operations.


                                  ARTICLE 10

                         Compliance With Requirements
                         ----------------------------

     Section 10.01  Legal Requirements.  Tenant agrees, at its expense, promptly
                    ------------------
to observe and comply with all Legal Requirements relating to it specifically or its use of the Premises and not applicable generally to all other tenants of the Building. Tenant


____________________________
*   See Rider and Addendum - (P)6*
agrees to day all costs, liabilities, losses, damages, fines, penalties, claims and demands, that may arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Article 10.

     Section 10.02  Contests.  Tenant has the right to contest by appropriate
                    --------
legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord (if legally required) or both (if legally required), without expense or liability to Landlord, the validity or application of any Legal Requirement. If compliance with the terms of any Legal Requirement may legally be delayed pending the prosecution of any such proceeding, Tenant may delay compliance until the final determination of the proceeding.

     Section 10.03  Land Disposition Agreement.  As required under the Land
                    --------------------------
Disposition Agreement, Tenant, working with the public and private higher educational institutions of Worcester and existing or future federal, state and local job training programs, agrees to endeavor to establish education and training programs to assist Worcester residents and women and minority group members in developing skills necessary for future employment within or ancillary to the Park and to establish fair and equitable procedures to provide employment opportunities for qualified residents of the City of Worcester and women and minority group members on a priority basis.

     Section 10.04  Environmental Legal Requirements.  Except to the extent
                    --------------------------------
permitted under applicable Legal Requirements, Tenant agrees not to cause or permit any Hazardous Substances to be released on the Land or in the Building or the Premises or into the air, or to be introduced into the sewage or other waste disposal system serving the Premises. Tenant agrees to generate, store or dispose of Hazardous Substances in the Premises or dispose of Hazardous Substances from the Premises to any other location only in compliance with all applicable Legal Requirements and to notify Landlord of any incident which would require the filing of a notice under any Legal Requirement. Tenant agrees to provide Landlord with such information required by Governmental Authorities as Landlord may reasonably request from time to time with respect to compliance with this Section.


                                  ARTICLE 11

                            Covenant Against Liens
                            ----------------------

     Section 11.01  No Liens.  Tenant agrees not to create any lien on the
                    --------
Premises, the Building or the Land and to discharge any lien on the Premises, the Building or the Land arising out of any act or omission by Tenant, including but not limited to any tax, mechanic's, laborer's or materialman's lien or lien arising under Massachusetts General Laws, Chapter 21E.

     Section 11.02  Discharge. If any lien is filed against the Premises, the
                    ---------
Building or the Land as a result of any act or omission by Tenant, Tenant agrees to cause the lien to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise, within sixty (60) days after (i) Tenant has actual or constructive notice that it is filed, or (ii) final judgment in favor of the holder of the lien. If Tenant fails to cause the lien to be discharged, then, in addition to any remedies available to Landlord in case of an Event of Default, Landlord may, but is not obligated to, discharge the lien either by paying the amount claimed to be due or by procuring the discharge of the lien by deposit or by bonding proceedings. Any amount paid by Landlord and all costs incurred by Landlord in connection the removal of any lien will constitute Additional Rent and will be paid by Tenant to Landlord on demand with interest as provided in Section 21.06.


                                  ARTICLE 12

                              Access to Premises
                              ------------------

     Section 12.01  Access.*  Landlord or Landlord's agents and designees will
                    ------
have the right, but not the obligation, to enter the Premises at all reasonable times during ordinary business hours, after reasonable notice except in the case of an emergency, to examine the Premises, to make necessary repairs and replacements and to exhibit the Premises to prospective purchasers, mortgagees, and, during the last six (6) months of the Lease Term, prospective tenants. Except in the case of an emergency, any Person entering the Premises under this
Section 12.01 will be accompanied by a Person designated by Tenant, if Tenant requires.


                                  ARTICLE 13

              Assignment and Subletting:  Occupancy Arrangements
              --------------------------------------------------

     Section 13.01  Assignment and Subletting.*   Tenant agrees not to enter
                    -------------------------
into any Occupancy Arrangement, either voluntarily or by operation of law, (other than with a Person who is affiliated with Tenant and for a period ending when and if such Person ceases to be affiliated with Tenant) without the prior written consent of Landlord. For purposes of this Article 13, a Person will be considered to be affiliated with Tenant if such Person, directly or indirectly, controls, is controlled by or is under common control with Tenant.

     Section 13.02  Procedure.   If Tenant intends to enter into an Occupancy
                    ---------
Arrangement which requires Landlord's consent, Tenant agrees to give Landlord notice of the name of (and a financial statement with respect to) the proposed occupant, the exact terms of the Arrangement and a precise description of the portion of the Premises intended to be subject to the Occupancy Arrangement. Within thirty (30) days after receipt of the notice, Landlord will (i) consent to the Occupancy Arrangement, or (ii) refuse to consent to the occupancy Arrangement, or (iii) notify Tenant of Landlord's election to terminate this Lease with respect to so much of the Premises as is intended to


_______________________________
*   See Rider and Addendum - (P)7

*   See Rider and Addendum - (P)8
be subject to the Occupancy Arrangement. If Landlord consents to the Occupancy Arrangement, Tenant agrees (i) to enter into the Arrangement on the exact terms described to Landlord within thirty (30) days after Landlord's consent and to deliver to Landlord and to the holder of any first mortgage on the Building an executed original counterpart of the Occupancy Arrangement and (ii) to remain liable for the payment and performance of the provisions of this Lease. If Tenant enters into an Occupancy Arrangement, Tenant agrees to pay to Landlord when received the excess, if any, of amounts received in respect of the Occupancy Arrangement over the Rent. Any Occupancy Arrangement will expressly incorporate and be subject to the terms of this Lease, which terms will be binding on all parties to the Occupancy Arrangement. If Landlord consents to and Tenant does not enter into the Arrangement within the thirty (30) day period, such consent will be deemed revoked and Tenant will again comply with the terms of this Section. If Landlord elects to terminate this Lease with respect to that portion of the Premises to be subject to the Occupancy Arrangement, this Lease will terminate as of the date specified in the election, which date will be not less than thirty (30) days nor more than sixty (60) days after the date of the election; provided that Tenant may, at any time before the date of termination, withdraw its request for Landlord's consent to an Occupancy Arrangement. Such withdrawal by Tenant will nullify Landlord's election to terminate, and this Lease will remain in effect as if no election by Landlord had been made. If Landlord terminates this Lease, all Rent due will be adjusted as of the day the Premises (or the portion affected by the termination) are redelivered to Landlord. Any portion of the Premises redelivered to Landlord will be in the condition specified in Section 9.08.


                                  ARTICLE 14

                                   Indemnity
                                   ---------

     Section 14.01  Tenant's Indemnity.  Except to the extent waived by Landlord
                    ------------------
under the provisions of Section 16.02, Tenant agrees to indemnify Landlord against all claims, losses and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by Landlord by reason of any of the following occurrences:

          (a) any act or omission on the Premises by Tenant or any Person other than Landlord, its agents, contractors, licensees or invitees;

          (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Premises;

          (c) any act or omission on the part of Tenant, or any of its agents, contractors, licensees or invitees, whether or not occurring on the Premises;

          (d) any accident, injury or damage to any Person or property occurring in the Premises, not due to any act or omission of Landlord, its agents, contractors or licensees;

          (e) any failure on the part of Tenant to comply with any of its obligations under this Lease, whether or not such failure constitutes a Default or Event of Default;

          (f) any untrue or misleading statement of a material fact or any misrepresentation of a material fact made by or on behalf of Tenant in connection with the negotiation of this Lease; or

          (g) any release or threat of release of Hazardous Substances by Tenant, or any of its agents, contractors, licensees or invitees, whether or not occurring on the Premises.

     Section 14.02  Claims by Landlord.  If any proceeding is brought against
                    ------------------
Landlord arising out of any occurrence described in Section 14.01, upon notice from Landlord Tenant agrees, at its expense, to defend the proceeding using legal counsel reasonably satisfactory to Landlord or, if applicable, Tenant's insurer, provided that Tenant has not been prejudiced in any way by failure or delay on the part of Landlord to give Tenant prompt notice of the proceeding. If Tenant has supplied Landlord with insurance covering any of the risks described in Section 14.01, no claim may be made against Tenant unless the insurer fails or refuses to defend and/or pay all claims, losses and expenses incurred by Landlord. Notwithstanding the foregoing, Landlord has the right to make claims, institute legal proceedings, or otherwise seek redress against Tenant before the expiration of any statute of limitations or other limitation on the time or manner in which Landlord may seek redress regardless of whether or not any insurer is responding.

     Section 14.03  Landlord's Liability.  Except for its intentional acts or
                    --------------------
negligence or the intentional acts or negligence of its agents, contractors or licensees, Landlord will not be responsible or liable for any loss, damage or injury to the Premises or to any Person or property at any time on the Land or in the Building or the Premises.


                                  ARTICLE 15

                                   Insurance
                                   ---------

     Section 15.01  Tenant's Insurance.  Tenant agrees to provide, at its
                    ------------------
expense, and to keep in force:

          (a) Comprehensive general liability insurance against claims for personal injury, death and property damage occurring with respect to Tenant's occupancy of the Premises having primary combined single limit coverage of at least $1,000,000 for bodily injury and property damage.

          (b) Casualty insurance against loss or damage to (i) all inventory, furniture, furnishings and equipment other than Landlord's Fixtures owned, controlled or in use by Tenant and situated in the Building, (ii) all Improvements made by Tenant pending completion and (iii) all Improvements made by Tenant which Tenant is required to remove on the Lease Termination Date under
Section 7.06, under a so-called "All

Risk" policy in an amount sufficient to replace the same without allowance for depreciation, if available, and if not, in the amount necessary to avoid the effect of co-insurance provisions under the applicable policies.

          (c) Worker's compensation insurance for all Tenant's employees working in the Premises in an amount sufficient to comply with Legal Requirements.

          (d) Such greater limits and such other insurance and in such amounts as may from time to time be reasonably required by Landlord against other insurable hazards which at the time are customarily insured against in the case of buildings similarly situated and used.

     Section 15.02  General Insurance Requirements.
                    ------------------------------

          (a) All risk insurance provided for in Section 15.01 will be written as primary policies (without "contribution" or "solely in excess of coverage carried by Lessor" provisions) and will be effected under valid and enforceable policies, issued by insurers of recognized responsibility authorized to write such insurance in Massachusetts and having a Best's financial rating of B or better. Not less than five (5) days before the Term Commencement Date, and thereafter not less than ten (10) days before the expiration dates of the expiring policies furnished under to Section 15.01, binders, certificates or other evidence of such insurance satisfactory to Landlord bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to landlord of such payment, will be delivered by Tenant to Landlord.

          (b) Nothing in this Article 15 will prevent Tenant from taking out insurance of the kind and in the amounts provided for under this Article under a blanket insurance policy or policies covering other properties as well as the Premises. Any policy or policies of blanket insurance (i) will specify, or Tenant will furnish Landlord with a written statement from the insurers specifying, the amounts of the total insurance allocated to the premises, which amounts will not be less than the amounts required by Section 15.01 and will be sufficient to prevent any of the insureds from becoming a coinsurer within the terms of the applicable policy or policies, (ii) will contain an "Agreed Amount" clause as to the Premises and (iii) will otherwise comply as to endorsement and coverage with the provisions of this Article.

          (c) All policies of insurance provided for in Section 15.01 will name the Landlord and Tenant as the insured, as their respective interest may appear, and also the Ground Lessor and any mortgagee, when requested, as their respective interests may appear, except that Landlord, the Ground Lessor and any such mortgagee will have no interest in the insurance on Tenant's personal property. Each such policy or certificate issued by the insurer will, to the extent obtainable, contain an agreement by the insurer that the insurance will not be cancelled without at least twenty (20) days prior written notice to Landlord and to any other named insureds. Landlord agrees not to carry any insurance concurrent in coverage and contributing in the event of loss with any insurance required to be furnished by Tenant if the effect of such separate insurance would be to reduce the protection or the payment to be made under Tenant's insurance.

     Section 15.03  Landlord's Insurance.  Landlord agrees to cause the Building
                    --------------------
(including Landlord's Fixtures but excluding any Improvements and leasehold improvements (a) by any tenant prior to their completion, or (b) which any tenant may be required to remove upon termination of its lease) to be insured for the benefit of Landlord, the Ground Lessor and any mortgagee of the Landlord, as their respective interests may appear, against loss or damage under a so-called "All Risk" policy in an amount equal to (i) the replacement value or
(ii) the amount necessary to avoid the effect of co-insurance provisions of the applicable policies. Landlord also agrees to maintain comprehensive form boiler insurance, rental value insurance and such other insurance-;against such perils and in such amounts as may be required by the Ground Lessor or any mortgagee of Landlord or as Landlord may consider prudent. The cost of such insurance will be part of the Operating Expenses.


                                  ARTICLE 16

                             Waiver of Subrogation
                             ---------------------

     Section 16.01  Waiver of Subrogation.  If available, all insurance policies
                    ---------------------
carried by either party covering the Building and/or the Premises will contain a clause or endorsement expressly waiving any right on the part of the insurer to make any claim against the other party and against the Ground Lessor. The parties agree to use reasonable efforts to insure that their policies will include such waiver clause or endorsement.

     Section 16.02  Waiver of Rights.  Landlord and Tenant each waive all
                    ----------------
claims, causes of action and rights of recovery against the other and against the Ground Lessor and their respective partners, agents, officers and employees, for any loss or damage to persons, property or business which occurs on or about the Premises or the Buildings and results from any of the perils insured under any policy of insurance maintained by Landlord and/or Tenant, regardless of cause. This waiver includes the negligence and intentional wrongdoing of either party and their respective agents, officers and employees but is effective only to the extent of recovery, if any, under any such policy. This waiver will be void to the extent that any such insurance is invalidated by reason of this waiver.


                                  ARTICLE 17

                            Damage and Restoration
                            ----------------------

     Section 17.01  Substantial Damage.  If the Building is damaged by fire or
                    ------------------
other casualty, Tenant agrees to give prompt written notice to Landlord. If as a result of fire or other casualty, (i) the Building is so damaged that substantial alteration or reconstruction of the Building is, in Landlord's sole opinion, required (whether or not the Premises have been damaged), or (ii) the Ground Lease is terminated, or (iii) any mortgagee of the Building requires that all or a substantial portion of insurance proceeds payable be used to retire the mortgage debt, Landlord may, at its option, terminate this Lease by giving notice to Tenant within sixty (60) days after the date of the damage. If, within sixty (60) days after the date of the damage, Landlord does not begin to restore the Building as provided in Section 17.02 or notify Tenant of its election to terminate this Lease, Tenant may terminate this Lease by giving notice to Landlord within ten (10) days after the expiration of the sixty (60) day period. If this Lease is terminated by Landlord or Tenant as provided in this Section 17.01, Rent will be abated as of the date of the damage.

     Section 17.02  Restoration.  If Landlord does not terminate this Lease as
                    -----------
provided in Section 17.01 within sixty (60) days after the date of the damage, Landlord agrees to begin to restore the Building to substantially the same condition in which it was immediately before the damage, and, subject to Unavoidable Delays, to continue the restoration with reasonable diligence. Landlord's restoration work will include Landlord's Fixtures, the scope of the work done by Landlord in originally finishing the Premises according to the working Drawings and subsequent Improvements made by Tenant under the provisions of Section 7.06 which are to remain part of the Premises. Landlord will not be required to rebuild, repair, or replace (i) any part of Tenant's furniture, furnishings or equipment, or (ii) any Improvements made by Tenant which Tenant is required to remove on the Lease Termination Date under Section 7.06. Landlord will not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from the damage to or the repair of the Building, except that Landlord will allow Tenant a fair reduction of Rent to the extent the Premises are unfit for occupancy from the date of the occurrence of the damage to a date thirty (30) days after completion of Landlord's repairs.


                                  ARTICLE 18

                                Eminent Domain
                                --------------

     Section 18.01  Total Taking.  If there is a Total Taking, then this Lease
                    ------------
will terminate as of the earlier to occur of (i) the date when physical possession of the Building or the Premises is taken by the condemning authority or (ii) the date when title vests in the condemning authority.

     Section 18.02  Partial Taking.  If there is a Taking of the Premises which
                    --------------
is not a Total Taking, Landlord may terminate this Lease by giving notice to Tenant within sixty (60) days after receiving notice of the Taking, in which event this Lease will terminate as of the earlier to occur of (i) the date where physical possession of such portion of the Premises is taken by the condemning authority or (ii) the date when title vests in the condemning authority. If this Lease is not terminated, Rent will be abated from the date the Premises are rendered unfit for occupancy by an amount representing that part of the Rent properly allocable to the portion of the Premises taken, and Landlord will, at Landlord's expense, restore the Building and the Premises to substantially their former condition to the extent that restoration, in Landlord's judgment, may be feasible. Landlord's restoration work will not exceed the scope of Tenant Fit-up as shown in the Working Drawings and subsequent Improvements made by Tenant under the provisions of Section 7.06 which are to remain part of the Premises.

     Section 18.03  Awards and Proceeds.  All proceeds payable in respect of a
                    -------------------
Taking will be the property of Landlord. Tenant hereby assigns to Landlord all rights of Tenant in or to such awards and proceeds, provided that Tenant will be entitled to separately petition the condemning authority for a separate award for its moving expenses and trade fixtures but only if such a separate award will not diminish the amount of award or proceeds payable to Landlord.


                                  ARTICLE 19

                                Quiet Enjoyment
                                ---------------

     Section 19.01  Landlord's Covenant.  Landlord covenants that it has good
                    -------------------
title to the Premises and the Common Areas, subject to the Permitted Exceptions, and that it has sufficient authority to enter into this Lease. Landlord also covenants that if Tenant pays Rent and performs all of its obligations under this Lease, subject to the Permitted Exceptions, it will quietly have and enjoy the Premises during the Lease Term, without interference from any Person lawfully claiming under Landlord or by paramount title. Landlord agrees that it will pay and perform all of its obligations under the Ground Lease.

     Section 19.02  Subordination and Non-Disturbance.  This Lease is
                    ---------------------------------
subordinate to (i) the Ground Lease and (ii) any mortgage now or hereafter on the Building and to each advance made under any such mortgage, and to all renewals, modifications, consolidations, replacements and extensions of such mortgage. This Section 19.02 is self-operative and no further instrument of subordination will be required, provided that before a future subordination is effective Landlord will cause the mortgagee or Ground Lessor to deliver to Tenant a non-disturbance agreement, binding upon itself and any successor in interest, to the effect that no foreclosure of the mortgage or termination of the Ground Lease will disturb the possession of Tenant under this Lease so long as no Event of Default exists. In confirmation of such subordination, Tenant agrees to execute and deliver promptly any certificate that Landlord or the Ground Lessor or any mortgagee may request. If any mortgagee or Ground Lessor succeeds to the interest of Landlord and agrees to recognize the interest of Tenant under this Lease, Tenant agrees to attorn to such mortgagee or Ground Lessor and to recognize such mortgagee or Ground Lessor as its landlord.

     Section 19.03  Notice to Mortgagee and Ground Lessor.  No act or failure to
                    -------------------------------------
act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations under or to terminate this Lease, will result in a release or termination of such obligations or termination of this Lease unless (i) Tenant first gives written notice of Landlord's act or failure to act to Landlord's first mortgagee of record, if any, and to the Ground Lessor specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (ii) the mortgagee or Ground Lessor, after receipt of such notice, fails or refuses to correct or cure the condition complained of within a reasonable time. Nothing contained in this Section 19.03 will be deemed to impose any obligation on any mortgagee or Ground Lessor to correct or cure any condition. "Reasonable time" means a period of not less than thirty (30) Business Days and includes (but is not limited to) a reasonable time to obtain possession of the Building if the mortgagee or Ground Lessor elects to do so and a reasonable time to correct or cure the condition if the condition is determined to exist.

Tenant has no obligation to give notice under this Section 19.03 until the mortgagee or the Ground Lessor has given Tenant notice of its interest as such and the address to which notices under this Section 19.03 are to be sent.

     Section 19.04  Other Provisions Regarding Mortgagees.  If this Lease or the
                    -------------------------------------
Rent is assigned to a mortgagee as collateral security for any obligation, the mortgagee will not be deemed to have assumed any of Landlord's obligations under this Lease solely as a result of the assignment. A mortgagee to whom this Lease has been assigned will be deemed to have assumed such obligations only if (i) by the terms of the assignment the mortgagee specifically elects to assume the obligations, or (ii) the mortgagee has (a) foreclosed its mortgage, (b) accepted a deed in substitution of foreclosure, or (c) taken possession of the Premises. Even if the mortgagee assumes the obligations of Landlord, the mortgagee will be liable for breaches of any of Landlord's obligations only to the extent the breaches occur during the period of ownership by the mortgagee after foreclosure (or any conveyance by a deed in substitution of foreclosure) or after entry, and the mortgagee will have no liability for any act or omission or for any obligations incurred by any prior Landlord, including liability with respect to any Security Deposit except to the extent actually received by such mortgagee.


                                  ARTICLE 20

                          Defaults; Events of Default
                          ---------------------------

     Section 20.01  Defaults.  The following will (i) if any requirement for
                    --------
notice or lapse of time or both has not been met, constitute Defaults, and (ii) if there are no such requirements or if such requirements have been met, constitute Events of Default:

          (a) The failure of Tenant to pay Rent when due, and the continuation of such failure for a period of ten (10) days after notice from Landlord specifying the failure;

          (b) The failure of Tenant to perform any of its obligations under this Lease, other than its obligation to pay Rent, and the continuation of such failure for a period of twenty (20) days after notice from Landlord specifying in reasonable detail the nature of such failure;

          (c) The occurrence with respect to Tenant or any Guarantor of one or more of the following events: the death, dissolution, termination of existence (other than by merger or consolidation), insolvency, appointment of a receiver for all or substantially all of its property, the making of a fraudulent conveyance or the execution of an assignment or trust mortgage for the benefit of creditors by it, or the filing of a petition of bankruptcy or the commencement of any proceedings by or against it under a bankruptcy, insolvency or other law relating to the relief or the adjustment of indebtedness, rehabilitation or reorganization of debtors; provided that if such petition or commencement is involuntarily made against it and is dismissed within sixty (60) days of the date of such filing or commencement, such events will not constitute an Event of Default; and

          (d) The issuance of any execution or attachment against Tenant or any other occupant of the Premises as a result of which the Premises are taken or occupied by a Person other than Tenant.

     Section 20.02  Tenant's Best Efforts.  If the Default of which Landlord
                    ---------------------
gives notice is of such a nature that it cannot be cured within twenty (20) days, then the Default will not be deemed to continue so long as Tenant, after receiving notice of the Default, begins to cure the Default as soon as reasonably possible and continues to take all steps necessary to complete the curing of the Default within a period of time which, under all prevailing circumstances, is reasonable. No Default will be deemed to continue so long as Tenant is acting to cure the Default in good faith or is delayed in or prevented from curing the Default by reason of Unavoidable Delays.

     Section 20.03  Elimination of Default.  If any Default is cured as provided
                    ----------------------
in this Lease, the Default will be deemed never to have occurred and Tenant's rights under this Lease will continue unaffected by the Default.


                                  ARTICLE 21

                    Landlord's Remedies; Damages on Default
                    ---------------------------------------

     Section 21.01  Landlord's Remedies.  Landlord may, at its option:
                    -------------------

          (a) Whenever an Event of Default exists, give Tenant a notice terminating this Lease on a date specified in the notice, which date will be not less than three (3) Business Days after the date of receipt by Tenant of the notice. On the date specified in the notice, this Lease and all rights of Tenant under this Lease will end without further notice or lapse of time, but Tenant will continue to be liable to Landlord as provided in this Article 21.

          (b) If an Event of Default results from Tenant's failure to pay Tenant's Cost as required by Section 7.01 and the Work Letter, in addition to or in substitution of the other remedies available to Landlord, refuse Tenant access to the Premises. In such event the Term Commencement Date will be the earlier of (i) the date determined under Section 7.04 or (ii) the Substantial Completion Date.

          (c) If an Event of Default results from Tenant's failure to pay a charge for Additional Services, without further notice to Tenant, discontinue any or all Additional Services.

     Section 21.02  Possession.  Upon any termination of this Lease as the
                    ----------
result of an Event of Default, Tenant agrees to leave the Premises peacefully and surrender possession to Landlord as provided in Section 9.08. Landlord may, at any time after any termination of this Lease and without further notice, enter the Premises and recover possession by summary proceedings or any other manner permitted by law, and may remove Tenant and all other Persons and property from the Premises and may hold the Premises and the right to receive all rental income from the Premises.

     Section 21.03  Right to Relet.  At any time after termination of this Lease
                    --------------
as a result of an Event of Default, Landlord may relet all or any part of the Premises in the name of Landlord or otherwise, for such term (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine. Landlord agrees to use reasonable efforts but will not be liable for failure to relet the Premises or for failure to collect any rent due upon any such reletting, and Landlord will not be obligated to show the Premises in preference to other space available in the Building.

     Section 21.04  Survival of Covenants, Etc.  If this Lease is terminated as
                    --------------------------
provided in Section 21.01:

          (a) The termination will not relieve Tenant of its obligations under this Lease which obligations will survive the termination. Tenant agrees to indemnify Landlord against all claims, losses and expenses arising out of the termination.

          (b) At the time of the termination, Tenant agrees to pay to Landlord the Rent up to the date of termination. Tenant also agrees to pay to Landlord, on demand, as liquidated damages for Tenant's Default, the difference between

          (1) the total Rent that would have been payable under this Lease by Tenant from the date of the termination until the Stated Expiration Date, less
     ----

          (2) the fair and reasonable rental value of the Premises for the same period reduced by Landlord's reasonable estimate of expenses to be incurred in connection with reletting the Premises, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting.

          (c) If all or any part of the Premises are relet by Landlord for any portion of the unexpired Lease Term, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon the reletting will be, prima facie, the fair and reasonable rental value for the part or the whole of the Premises relet during the term of the reletting.

          (d) Nothing contained in this Section 21.04 will limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of the termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount is greater, equal to, or less than the amount of the difference referred to in clause (b) above.

     Section 21.05  Right to Equitable Relief.  If a Default occurs, Landlord
                    -------------------------
will be entitled to enjoin the Default and may invoke any remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

     Section 21.06 Right to Self Help; Interest On Overdue Rent. If an Event of
                   --------------------------------------------
Default occurs, Landlord has the right, but not the obligation, to enter the Premises and to perform any obligation of Tenant under this Lease notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease. In performing such obligation, Landlord may make any payment of money or perform any other act. The total of
(i) all sums paid by Landlord (ii) interest (at the rate of 1 1/2% per month or the highest rate permitted by law, whichever is less) on such sums plus all Rent not paid when due and (iii) all expenses in connection with the performance of the obligation by Landlord, will be deemed to be Rent under this Lease and payable to Landlord on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

                                  ARTICLE 22

                                    Notices
                                    -------

     Section 22.01 Notices and Communications. All notices, demands, requests
                   --------------------------
and other communications provided for or permitted under this Lease must be in writing, either delivered by hand or sent by first-class mail, postage prepaid, to the following addresses:

          (a) if to Landlord, at the address stated in Section 1.01 (or at such other address as Landlord designates in writing to Tenant), with a copy to such Persons as Landlord designates in writing to Tenant, or

          (b) if to Tenant, at the address stated in Section 1.01 (or at such other address as Tenant designates in writing to Landlord), with a copy to such Persons as Tenant designates in writing to Landlord.

     Any communication provided for in this Lease will become effective only upon receipt by the Person to whom it is given, unless mailed by first-class, registered or certified mail, in which case it will be deemed to be received on
(i) the third Business Day after being mailed or (ii) the day of its receipt, if a Business Day, or the next succeeding Business Day, whichever of (i) or (ii) is the earlier.

                                  ARTICLE 23

                                    Waivers
                                    -------

     Section 23.01 No Waivers. Failure of Landlord or Tenant to complain of any
                   ----------
act or omission on the part of the other no matter how long the act or omission may continue, will not be deemed to be a waiver by either Landlord or Tenant of any of its rights under this Lease. No waiver by Landlord or Tenant at any time, expressed or implied, of the breach of any provision of this Lease will be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by Landlord of any partial payment will constitute an accord or satisfaction but will only be deemed a partial payment on account. None of Tenant's obligations under this Lease and no Default or Event of Default may be waived or modified except in writing by Landlord.

                                  ARTICLE 24

                               Security Deposit
                               ----------------

     Section 24.01  Security Deposit.  Tenant has deposited with Landlord the
                    ----------------
Security Deposit in the amount, if any, stated in Section 1.01. Landlord will hold the Security Deposit as security for the payment or performance by Tenant of its obligations under this Lease and not as a prepayment of Rent. Landlord may commingle the Security Deposit with other funds of Landlord. Landlord will not be liable to Tenant for the payment of interest. Landlord may expend such amounts from the Security Deposit as may be necessary to cure any Default or Event of Default and, in such case, Tenant agrees to pay to Landlord the amount expended, on demand. Landlord may assign the Security Deposit to any subsequent owner of the Building and thereafter Landlord will have no liability to Tenant with respect to the Security Deposit. As soon as reasonably practicable after the Lease Termination Date, Landlord agrees (i) to inspect the Premises, (ii) to make such payments from the Security Deposit as may be required to cure any Default or Event of Default and (iii) if no Default or Event of Default exists, pay the balance of the Security Deposit to Tenant.

                                  ARTICLE 25

                              General Provisions
                              ------------------

     Section 25.01  Unavoidable Delays. If Landlord or Tenant is delayed,
                    ------------------
hindered in or prevented from the performance of any act required under this Lease by reason of Unavoidable Delays, then performance of the act will be excused for the period of the delay and the period for the performance of the act will be extended for a period equivalent to the period of the delay.

     Section 25.02  Estoppel Certificates.  Tenant agrees to deliver to Landlord
                    ---------------------
within five (5) Business Days after the Term Commencement Date an estoppel certificate substantially in the form of Exhibit D. Within five (5) Business Days after receipt of a request from Landlord, Tenant agrees to deliver to any prospective purchaser, mortgagee or other Person specified in the request an estoppel certificate substantially in the form of Exhibit D or in such other form as the purchaser, mortgagee or other Person may reasonably prescribe. Each estoppel certificate will be (i) signed by a duly authorized representative of Tenant, (ii) delivered without charge to the party requesting it and (iii) binding as to its contents on Tenant.

     Section 25.03  Right to Relocate. Landlord may, at its option, upon not
                    -----------------
less than six (6) months prior notice to Tenant, relocate Tenant (effective as of the date specified in the notice) to other space in the Building or in another building in the Park having a rentable area approximately the same as the Rentable Area of the Premises. Landlord agrees to place the other space in substantially the same condition as the Premises are then in and to pay all costs associated with the move. If Tenant is relocated under this provision (i) the other space will be substituted for the Premises under this Lease (ii) the terms and provisions of this Lease will remain in full force and effect and (iii) Tenant agrees (a) to relocate as requested by Landlord and (b) to execute all documents (including but not limited to a termination or amendment of this Lease with respect to the Premises) as Landlord may reasonably request.

     Section 25.04  Holding Over. If Tenant occupies the Premises after the
                    ------------
Lease Termination Date without having entered into a new lease of the Premises with Landlord, Tenant will be a tenant-at-sufferance only, subject to all of the terms and provisions of this Lease at twice the then effective Basic Rent. Such a holding over, even if with the consent of Landlord, will not constitute an extension or renewal of this Lease.

     Section 25.05  Governing Law. This Lease and the performance of its
                    -------------
provisions will be governed and construed under the laws of the Commonwealth of Massachusetts.

     Section 25.06  Partial Invalidity.  If any provision of this Lease or its
                    ------------------
application to any Person or circumstance is held to be invalid or unenforceable, the remainder of this Lease, or the application of the provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected, and each provision of this Lease will be enforced to the fullest extent permitted by law.

     Section 25.07  Notice of Lease. The parties will at any time at the request
                    ---------------
of either one, promptly execute duplicate originals of a statutory notice of lease, in recordable form, setting forth a description of the Premises, the Lease Term and any other terms of this Lease, excepting the rental provisions, as may be required by law or as either party may request.

     Section 25.08  Interpretation. The section headings used in this Lease are
                    --------------
for reference and convenience only, and do not enter into the interpretation of this Lease. This Lease may be signed in several counterparts, each of which is an original, but all of which constitute a single instrument. The term "Landlord" means only the owner at the time of the Building. Upon any sale of the Building or assignment (other than as collateral security for an obligation) of the interest of Landlord in this Lease, Landlord will be relieved of all liability under this Lease and its successor in interest and/or assign will be deemed to be Landlord so long as it owns the Building. The liability of Landlord under this Lease is limited to Landlord's interest in the Building.

     Section 25.09  Consents. Except for the consents of Landlord required under
                    --------
Section 7.06 and Article 13, consents or approvals required or requested of either Landlord or Tenant shall not be unreasonably withheld or delayed.

     Section 25.10  Entire Agreement; Changes.  All prior agreements between the
                    -------------------------
parties are merged within this Lease, which alone fully states the entire understanding and agreement of the parties. This lease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

     Section 25.11  Binding Effect. The provisions of this Lease are binding on
                    --------------
and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns and any Person claiming under Tenant.

     Section 25.12  Time of the Essence.  Any provision of law or equity to the
                    -------------------
contrary notwithstanding, it is agreed that time is of the essence of this Lease.

     Section 25.13  Table of Contents. The table of contents preceding this
                    -----------------
lease but under the same cover is for the purpose of convenience and reference only and is not to be deemed or construed in any way as part of this lease.

     EXECUTED as a sealed instrument as of the Date of Lease specified in
Section 1.01.

                              LANDLORD:
                              --------

                              WORCESTER BUSINESS DEVELOPMENT CORPORATION


                              By:  /s/ John D. Hunt
                                   ----------------
                                   John D. Hunt
                                   Chairman


                              TENANT:
                              ------

                              PHYTERA, INC.


                              By:  /s/ Malcolm Morville
                                   --------------------
                                   Malcolm Morville
                                   Chief Executive Officer

                                   EXHIBIT A

                              LANDLORD'S SERVICES
                              -------------------

I.   CLEANING

     A.   General

          1. All cleaning work will be performed during non-business hours, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

          2. Abnormal waste removal (e.g., computer installation paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) will be Tenant's responsibility.

     B.   Daily Operations (on Business days only)

          1.   Tenant Areas

               a. Empty and clean all waste receptacles; wash receptacles as necessary.

               b.   Vacuum all rugs and carpeted areas.

               c.   Empty, damp-wipe and dry all ashtrays.

          2.   Lavatories

               a.   Sweep and wash floors with disinfectant.

               b.   Wash both sides of toilet seats with disinfectant.

               c.   Wash all mirrors, basins, bowls, urinals.

               d.   Spot clean toilet partitions.

               e.   Empty and disinfect sanitary napkin disposal receptacles.

               f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

          3.   Public Common Areas

               a. Wipe down entrance doors and clean glass (interior and exterior).

               b.   Vacuum elevator carpets and wipe down doors and walls.

               c.   Clean water coolers.

     C.   Operations as Needed (but not less than every other day)

          1.   Tenant and Public Common Areas

               a.  Buff all resilient tile floor areas.

     D.   Weekly Operations

          1.   Tenant Areas, Lavatories, Public Common Areas

               a. Hand-dust and wipe clean all horizontal surfaces within normal reach with treated cloths (including furniture, office equipment, windowsills, venetian blinds, door ledges, chair rails, baseboards, etc.).

               b.  Sweep all stairways.

     E.   Monthly Operations

          1.   Tenant and Public Common Areas

               a.  Thoroughly vacuum seat cushions on chairs, sofas, etc.

               b.  Vacuum and dust grillwork.

          2.   Lavatories

               a.  Wash down interior walls and toilet partitions.

     F.   As Required and Weather Permitting

          1.   Entire Building

               a.  Clean inside of all windows.

               b.  Clean outside of all windows.

     G.   Yearly

          1.   Tenant and Common Areas

               a.  Strip and wax all resilient tile floor areas.

II.  HEATING, VENTILATING, AND AIR CONDITIONING

          1. Heating, ventilating, and air conditioning ("IWACII) as required to provide reasonably comfortable temperatures for normal occupancy at all times.

          2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

III.  WATER AND WASTE

      Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes. Liquid laboratory and sanitary waste disposal and maintenance of related plumbing systems.

IV.   ELEVATORS

      Elevators for the use of all tenants and the general public for access to and from all floors of the Building. Programming of elevators (including, but not limited to, service elevators) will be as Landlord, from time to time, determines best for the Building as a whole.

V.    RELAMPING OF LIGHT FIXTURES

      Tenant will reimburse Landlord for the cost of replacement lamps, ballasts and starters within the Premises.

VI.   CAFETERIA AND VENDING INSTALLATIONS

          1. Any space to be used primarily for lunchroom or cafeteria operation within the Premises will be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

          2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and will be restricted to use by employees and business invitees. All cleaning necessitated by such installations shall be at Tenant's expense.

VII.  STRUCTURAL AND EXTERIOR MAINTENANCE

      Landlord will maintain the Building (excluding the Premises and other tenant areas but including structural components, roof, exterior and foundation, elevators, HVAC, pipes, wires and other building systems, common areas, parking areas, sidewalks and access areas, etc.) in good condition and working order. Landlord will remove snow and maintain landscaped areas of the Land as necessary.

VIII. SECURITY

      Landlord will control access to the Building during non-business hours through use of a card access system or equivalent.

                                   EXHIBIT B

                                  LEASE PLAN
                                  ----------

                                   EXHIBIT C

                                  WORK LETTER
                                  -----------

     This Work Letter is attached to and incorporated by reference into a Lease (the "Lease") of the Premises in the Building known as Four Biotech Park between Worcester Business Development Corporation ("Landlord") and Phytera, Inc. ("Tenant"). Terms in this Work Letter not otherwise defined have the same meanings as in the Lease.

     1.   The provisions of Sections 7.01, 7.02, 7.03, 7.04, 7.05 and 7.06 of
          the Lease are made part of this Work Letter.

     2. In preparing the Premises for occupancy by Tenant, Landlord will provide the following work ("Landlord's Work"): the shell space including interior face of exterior wall taped and sanded; sprinkler mains including branches and related work; HVAC system, up to main distribution points; control work as indicated on base building drawings, electrical power up to and including distribution panels as shown on base building drawings. in the Common Areas, Landlord's Work includes entrances, main corridor, elevators and lavatory facilities.

     3. At least ten (10) days before the Design Start Date, Landlord will give Tenant a list of information required by Landlord's architect to prepare a schematic space plan of the Premises ("Space Plan"). Tenant agrees to meet with Landlord and its architect on or before the Design Start Date and deliver all information necessary to prepare the Space Plan.

     4. Within fifteen (15) days after the Design Start Date, or the date on which Tenant delivers the necessary information, if later, Landlord will deliver to Tenant a copy of the Space Plan and an estimate of Tenant's Cost for the work shown on the Space Plan. Within seven (7) days after receipt of the Space Plan and estimate, Tenant will confirm to Landlord that they are approved or give Landlord a detailed explanation of why they are unacceptable. Landlord and Tenant agree to repeat the procedure outlined in this paragraph 4 until Tenant approves both the Space Plan and the estimate of Tenant's Cost.

     5. Within thirty (30) days after approval by Tenant of the Space Plan and estimate of Tenant's Cost, Landlord will deliver to Tenant the Working Drawings prepared by Landlord's architect. The cost of preparing the Working Drawings and any subsequent changes requested by Tenant will be included in Tenant's Cost.

     6. Within seven (7) days after receipt by Tenant of the Working Drawings, Tenant will notify Landlord either (i) that the Working Drawings correctly depict the proper layout and design of all Tenant Fit-up desired by Tenant and Tenant approves the Working Drawings, or (ii) that the Working Drawings vary in design from the approved Space Plat, in which case Landlord will correct the Working Drawings, or (iii) that Tenant wishes to modify the Working Drawings, in which case Tenant will include with the notification to Landlord a written list of modifications to the Working Drawings.

     7. Promptly upon receipt of Tenant's approval of the Working Drawings, Landlord agrees to obtain from a qualified contractor a guaranteed maximum price to construct Tenant Fit-up as shown in the Working Drawings, and to submit to Tenant the final Tenant's Cost together with a schedule for completion of the work. If Tenant's Cost, as finally determined, does not exceed Landlord's estimate by more than ten percent (10k), Tenant agrees to accept the final determination and authorizes Landlord to proceed with construction of Tenant Fit-up. If Tenant's Cost exceeds Landlord's estimate by more than ten percent
          (10k), the process outlined in paragraph 6 above will be repeated until Tenant approves Tenant's Cost.

     8. If Tenant's Cost exceeds the amount of any allowance agreed to by Landlord, within seven (7) days after the final determination of Tenant's Cost, Tenant agrees (i) to deposit an amount equal to that excess in an escrow account which provides for the payment of Tenant's Cost on terms satisfactory to Landlord, or at Landlord's option, (ii) to make other arrangements acceptable to Landlord for the payment of the excess. Landlord will be under no obligation to begin construction of Tenant Fit-up until Tenant has complied with the provisions of this paragraph.

     9. Tenant may request changes in Tenant Fit-up after approval of the Working Drawings and Tenant's Cost Changes to the Working Drawings and the work made by Tenant will be priced at the cost of (i) making such changes to the Working Drawings and (ii) the cost of the work shown thereon (including any contractor's overhead profit and general conditions). Tenant agrees to pay the cost of all changes made by it.

     10. Landlord may rely on Tenant's representative with respect to all matters which pertain to this Work Letter, Tenant having authorized Tenant's representative to make decisions binding upon Tenant with respect to such matters.

     11. If Landlord exercises its right to terminate this Lease because of Tenant's failure to perform any of its obligations, including its obligations under this Work Letter, and if the termination occurs before the Term Commencement Date, Tenant agrees to pay Landlord, as Additional Rent, (i) an amount equal to the sum of all expenses incurred by Landlord for architectural, engineering, consulting, legal and other professional services relating to the Premises and this Lease, plus (ii) Basic Rent for the period from the date Tenant accepted Landlord's letter of intent to lease the Premises through the Lease Termination Date.

                                   EXHIBIT D

                             ESTOPPEL CERTIFICATE
                             --------------------

                                                                            , 19

Gentlemen:

     Reference is made to the Lease dated ,   19 , from Worcester Business
Development Corporation, as Landlord to Phytera, Inc., as Tenant with respect to the Premises in the Building known as Four Biotech Park (the "Lease"). Terms used in this Certificate which are defined in or by reference to the Lease have the same meanings in this Certificate as in the Lease.

     The undersigned hereby ratifies the Lease and certifies that:

1.   The Term Commencement Date is  .

2.   The Stated Expiration Date is .

3.   The Premises are presently occupied by  .

4.   Basic Rent is currently payable at the rate of $ per year.

5.   Basic Rent has been paid through   , 19  .

6. Additional Rent for Taxes and Operating Expenses has been paid through , 19 .

7. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ___________) and represents the entire agreement between Landlord and Tenant.

8. No Default or Event of Default has been asserted by either party to the Lease and, to the knowledge of the undersigned, no Default or Event of
    Default exists on the part of either party to the Lease (except   ).

9. On this date, to the knowledge of the undersigned, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by
    the Landlord (except   ).

10. No Rent has been paid in advance of its due date under the Lease.

                                   Very truly yours,

                                   _______________________

                                   By:____________________(Title)

                                   EXHIBIT E

                                  RENT RIDER
                                  ----------

     This Rent Rider is attached to and incorporated by reference into a Lease (the "Lease") of the Premises in the Building known as Four Biotech Park between Worcester Business Development Corporation ("Landlord") and Phytera, Inc. ("Tenant"). Terms not otherwise defined have the same meanings in this Rent Rider as in the Lease.

     1.   Definitions. Each term set forth in this paragraph 1 has the meaning
          -------------
stated immediately after it.

          C.P.I. "Consumer Price Index - All Urban Consumers (CPI-U)-U.S.  City
          -------
     Average--All Items (1982-84 = 100)" as published by the U.S. Department of Labor.

          Market Rental Value.  The rent per square foot per year which a Person
          -------------------
     not affiliated with either Landlord or Tenant would pay as Basic Rent as of the time of determination (i) for the same number of square feet of Rentable Area as the Premises, located in the Building (or a comparable building comparably located), (ii) assuming similar terms and concessions, if any, to those prevailing at the time, (iii) for a term of years equal to that for which the determination is being made and (iv) for space which is finished in a manner similar to that of the Premises. For purposes of determining market Rent, space in the Park leased to tax-exempt organizations or tenants sponsored by Commonwealth BioVentures, Inc. will not be considered comparable. All Additional Rent, such as Taxes and Operating Expenses, will be in addition to the rent per square foot so determined.

     2.   Adjustment of Basic Rent. Basic Rent for each Lease Year of each
          ------------------------
successive Fixed Rental Period, if any, after the first Fixed Rental Period will be the greatest of

          (i) an amount determined by (A) multiplying eighty percent (80%) of Basic Rent for the final Lease Year of the most recent Fixed Rental Period by a fraction, the numerator of which is the C.P.I. for the last month or other reporting period of the most recent Fixed Rental Period and the denominator of which is the C.P.I. for the last month or other reporting period immediately preceding the Term Commencement Date, and (B) adding the result to the remaining twenty percent (20%;) of such Basic Rent; or

          (ii)  an amount determined by increasing Basic Rent as stated in
                Article 1.01 by three percent (3%) per year, compounded annually for the period beginning on the Term Commencement Date and ending on the last day of the most recent Fixed Rental Period; or

          (iii) the Market Rental Value of the Premises determined as provided in paragraph 4 below at the end of each Fixed Rental Period.

     Basic Rent determined as provided in this paragraph 2 will in no event be less than Basic Rent for each Lease Year of the preceding Fixed Rental Period and will be exclusive of (and in addition to) amounts due for Taxes and operating Expenses.

     3.   Change in C.P.I.; Substituted Index. If the United States Department
          -----------------------------------
of Labor changes the base reference period for determining the C.P.I., the adjustment of Basic Rent will continue to be calculated with 1982-84 as the base reference period using such figures or conversion formulas as the United States Department of Labor may publish at the time the base reference period is changed. If publication of the C.P.I. is discontinued, Landlord and Tenant agrees to accept comparable statistics on the cost of living as they are computed and published by a Governmental Authority or if such statistics are not published by a Governmental Authority, comparable statistics published by a responsible financial periodical of recognized authority selected by Landlord. If comparable statistics are used in place of the C.P.I., Landlord will make such reasonable revisions in the method of computation of Basic Rent as the circumstances may require to carry out the intent of this Rent Rider and will give Tenant notice of the revisions before using them.

     4.   Market Rental Value; Arbitration.
          --------------------------------

     (a) At least ninety (90) (but not earlier than one hundred twenty (120) days before the end of each Fixed Rental Period, Landlord will notify Tenant of Landlord's estimate of the Market Rental Value of the Premises. Landlord and Tenant will attempt to negotiate and determine by agreement the Market Rental Value of the Premises. If a dispute arises between Landlord and Tenant with respect to the determination of Market Rental Value or if Landlord and Tenant have not agreed on such amount by the date which is sixty (60) days before the end of the then current Fixed Rental Period, such dispute will be determined exclusively by the arbitrators appointed under this paragraph 4.

     (b) If Market Rental Value is to be determined by the arbitrators, either Landlord or Tenant may give the other party a notice appointing an arbitrator and demanding arbitration under this paragraph. Within fifteen (15) days after receipt of such notice, the other party will, by notice to the original party, appoint a second arbitrator on its behalf. If within thirty (30) days after the appointment of the second arbitrator, the two arbitrators have not agreed upon the Market Rental Value, the two arbitrators will appoint a third and give notice of the appointment to each party. Each arbitrator must be a disinterested person of recognized competence in the field of commercial real estate leasing. The three arbitrators will, as promptly as possible, determine the Market Rental value, provided, however, that

               (i) if the second arbitrator is not appointed in the manner prescribed, the first arbitrator may determine the matter alone; and

                    (ii) if the two arbitrators appointed by the parties are unable to agree, within thirty (30) days after the appointment of the second arbitrator, upon the appointment of a third arbitrator, they must give notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third arbitrator within fifteen
                    (15) days after notice from the arbitrators, then the third arbitrator will be the person appointed by the President of the Greater Worcester Board of Realtors, Inc., or if within fifteen (15) days the President fails to appoint an arbitrator, then within ten (10) days thereafter, either of the parties upon notice to the other party may request such appointment by a judge of the Superior Court, Worcester County, Commonwealth of Massachusetts, or of any other court having jurisdiction and exercising functions similar to those now exercised by the Superior Court.

     (c) Arbitration proceedings will be conducted in Worcester in accordance with the rules of the American Arbitration Association then in effect, but only so far as consistent with the provisions of this paragraph 4. The arbitrators will be sworn to determine the questions at issue faithfully and fairly. They will afford each party a hearing and the right to submit evidence with the privilege of cross-examination on the questions at issue and will, with all possible speed, make their determination in writing and give the parties written notice of their determination. If the first two arbitrators fail to decide, the third arbitrator shall make an independent determination of the Market Rental Value. The determination of each of the three arbitrators shall be submitted in writing to Landlord and Tenant. The Market Rental Value shall be the average of the two closest determinations submitted by the Arbitrators and shall be final and binding on the parties.

     (d) Landlord and Tenant will each be solely responsible for the payment of all fees and expenses of the arbitrator it appointed, and will share equally the payment of all fees and expenses of the American Arbitration Association (if any) and of the third arbitrator.

                   MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK
                                  SPACE LEASE
                                      to
                                 PHYTERA, INC.

                              RIDER AND ADDENDUM
                              ------------------

     The Space Lease from Worcester Business Development Corporation to Phytera, Inc. to which this Rider and Addendum is attached is modified and amended by incorporation of the following additional provisions:

     1.   Rentable Area of the Premises Upon completion of Landlord's Work, the
          -----------------------------
Rentable Area of the Premises will be determined by Landlord by actual measurement and application of Landlord's standard method for determining rentable area of buildings in the Park. Landlord agrees to give Tenant notice of the determination of Rentable Area of the Premises together with a computation of the resulting adjustments in Basic Rent, Tenant's Share and Initial Monthly Payment.

     2.   Relocation of Building Service Fixtures. Landlord agrees that, except
          ---------------------------------------
in the case of an emergency, it will exercise its right reserved in Section 2.01 to relocate Building service fixtures only after reasonable notice to Tenant and that it will repair any damage to the Premises resulting from the relocation work.

     3.   Tenant's Allowance and Payment of Tenant's Cost. Landlord agrees to
          -----------------------------------------------
pay up to $1,540,000 of Tenant's Cost in preparing the Premises for Tenant's occupancy, which amount is referred to in this Lease as "Tenant's Allowance." Therefore, notwithstanding the provisions of Section 7.01 and the Work Letter to the contrary, Tenant will not be obligated to pay Tenant's Cost for preparing the Premises for Tenant's occupancy, except to the extent that Tenant's Cost exceeds Tenant's Allowance as a result of changes to the Working Drawings or additional improvements requested by Tenant after the final determination of Tenant's Cost as provided in the Work Letter.

     4.   Improvements by Tenant. Notwithstanding the provisions of Section 7.06
          ----------------------
to the contrary, Tenant may make Improvements during the Term without obtaining Landlord's approval of the plans and specifications and the contractor, provided that (i) the cost of the Improvements made during any one Lease Year may not exceed $10,000 and (ii) Tenant will comply with all other provisions of Section 7.06.

     5.   Tenant's Self-Help. Notwithstanding any limitations contained in
          ------------------
Section 8.04, if Landlord fails to perform any of its obligations as provided in this Lease, and the failure continues for a period of thirty (30) days after notice from Tenant, Tenant may perform those obligations specified in the notice, and Landlord agrees to reimburse Tenant for any costs incurred by Tenant in performing those obligations.

     6.   Removal of Tenant's Equipment on Redelivery. Any equipment installed
          -------------------------------------------
in the Building by Tenant at its expense which does not constitute an Improvement, may be removed by Tenant on or before the Lease Termination Date.

     7.   Landlord's Access. For purposes of Section 12-01 reasonable, notice is
          -----------------
considered to be at least twenty-four (24) hours before entry.

     8.   Assignment and Subletting. For purposes of Section 13.01, a Person is
          -------------------------
affiliated with Tenant if that Person is (i) Tenant's parent corporation or (ii) a wholly owned subsidiary of Tenant or Tenant's parent corporation, or (iii) an Affiliate. The term "Affiliate" means any corporation which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Tenant. The term "control" means the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation. The term "Affiliate" also includes any Person into which Tenant merges or with whom Tenant consolidates or to whom Tenant sees all or substantially all of its assets, provided that Tenant provides Landlord with evidence reasonably satisfactory to Landlord that such Person is financially responsible and capable of performing Tenant's obligations under this Lease.

     9.   Alpha-Beta Sublease and Guaranty. Notwithstanding the provisions of
          --------------------------------
Section 13.01, Tenant may sublet Premises B to Alpha-Beta Technology, Inc. ("Alpha - Beta 11) upon terms mutually acceptable to Tenant and Alpha-Beta and without complying with the provisions of Section 13.02, provided that before entering into any sublease with Alpha-Beta, Tenant agrees to cause Alpha-Beta to execute and deliver a guaranty of this Lease in the form of Exhibit R-A attached to this Rider and Addendum which guaranty will relate to Tenant's obligations with respect to Premises B and will remain in effect so long as the sublease exists or, if later, so long as Alpha-Beta occupies Premises B.

                                  EXHIBIT R-A

                               GUARANTY OF LEASE
                               -----------------

     IN CONSIDERATION of One Dollar ($1.00) and other valuable consideration paid to the undersigned ("Guarantor") by WORCESTER BUSINESS DEVELOPMENT CORPORATION, a Massachusetts nonprofit corporation having a place of business at One Innovation Drive, Worcester, Massachusetts ("Landlord"), the receipt and sufficiency of which are acknowledged, the Guarantor unconditionally guaranties to Landlord (a) payment when due of the Rent, as that term is defined in the lease dated October 1, 1993 (the "Lease") of the premises in the building known as "Four Biotech Park" having the address of 377 Plantation Street Worcester, Massachusetts 01605 from Landlord to PHYTERA, INC. ("Tenant") and (b) the performance of all obligations to be performed or observed by Tenant under the Lease, provided that (1) this Guaranty is limited to the payment of Rent and the performance of Tenant's obligation under the Lease only insofar as they relate to Premises B described in the Lease and (2) this Guaranty will become effective only when Guarantor enters into a sublease of Premises B or occupies any part of Premises B, whichever is earlier, and will terminate when the sublease of Premises B terminates or Guarantor vacates Premises B, whichever is later.

     The Guarantor agrees to take or to refrain from taking any action which may be required to assure that no Default or Event of Default (as defined in the Lease) with respect to Premises B occurs or continues. The Guarantor waives notice of all Defaults and Events of Default, except as specifically provided below, and of all extensions and indulgences granted by Landlord to Tenant.

     The Guarantor agrees that this is a guaranty of payment and not a guaranty of collection, and that the liability of the Guarantor is immediate and is not contingent on the exercise or enforcement by Landlord of whatever remedies it has against Tenant or any other guarantor or with respect to the Premises. In order to hold the Guarantor liable under this Guaranty, Landlord will have no obligation to proceed against Tenant or any other guarantor, their respective property or assets, or to resort to any collateral, the Premises or other rights or remedies.

     The liability of the Guarantor under this Guaranty is independent, absolute and unconditional and will not be reduced or impaired by (i) the lack of validity or enforceability of any provision of the Lease, (ii) any change of ownership of Tenant, (iii) the bankruptcy, insolvency or reorganization of, or similar proceedings involving, Tenant, (iv) the waiver by Landlord at any time of any of its rights against Tenant arising out of a Default, (v) any extensions or indulgences granted by Landlord to Tenant, (vi) the subletting, assignment or other transfer of the Lease or any interest in the Lease by Landlord or Tenant,
(vii) the subordination of the Lease to any mortgage or ground lease, (viii) the acceptance by Landlord of any security for or other guarantors of the obligations under the Lease, (ix) the failure or neglect by Landlord to enforce against Tenant, against any other, guarantor or against the Premises, any of the obligations guarantied by the Guarantor, or (x) any other circumstance that might constitute a defense available to, or a discharge of, Tenant in respect of its obligations under the Lease or the Guarantor in respect of this Guaranty.

     Landlord has the exclusive right to determine how, when and what application of payments and credits, if any, is to be made with respect to the obligations guarantied by this Guaranty.

     The Guarantor is fully aware of the financial condition of Tenant. The Guarantor delivers this Guaranty based solely upon his own independent investigation and not in reliance upon any representation or statement by Landlord. The Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information concerning the financial condition of Tenant which the Guarantor considers material to his obligations under this Guaranty, and the Guarantor is not relying upon Landlord to furnish any information concerning the financial condition of Tenant.

     This Guaranty is binding upon the Guarantor, his executors, administrators, heirs and assigns, and is for the benefit of Landlord, its successors and assigns. This Guaranty and the rights of the Guarantor and Landlord are to be governed and construed under the laws of the Commonwealth of Massachusetts. The Guarantor irrevocably submits to the nonexclusive jurisdiction of any Massachusetts or Federal Court sitting in Worcester, Massachusetts, in any proceeding for the enforcement of the obligations of the Guarantor under this Guaranty. The Guarantor irrevocably agrees that all claims in respect of any enforcement proceeding may be heard and determined by a Massachusetts or Federal Court sitting in Worcester, Massachusetts. The Guarantor agrees that service of process in any enforcement proceeding may be made by mailing a copy of the process, certified mail, postage prepaid, addressed to the Guarantor at its address specified below his signature, provided that service will be effective only upon actual receipt.

     If the Lease is terminated before the end of the term of the sublease to Guarantor, Landlord agrees to give Guarantor notice of the termination together with. a statement of all sums due under this Guaranty. Guarantor will have the option for a period of thirty (30) days after receipt of Landlord's notice to enter into a new lease of Premises B which lease will be (i) effective as of the termination of the Lease, (ii) for the remainder of the term of the sublease to Guarantor and (iii) for the same Rent and upon all of the other terms contained in the Lease to the extent applicable to Premises B. Upon the execution of the new lease, Guarantor agrees (a) to pay all Rent and other sums due Landlord under the Lease with respect to Premises B, including reasonable counsel fees and other costs incurred by Landlord in connection with the termination, recovery of possession of Premises B and the preparation and execution of the new lease and (b) to perform all other obligations of Tenant under the Lease as they relate to Premises, B which are reasonably susceptible of being performed by Guarantor. Any notice or other communication under this Guaranty will be governed by the provisions of Section 22 of the Lease and if to Guarantor will be delivered or sent to it at its address as indicated below or such other address as Guarantor designates in writing to Landlord.

     EXECUTED under seal this 1st day of October, 1993.

                                   ALPHA-BETA TECHNOLOGY, INC.

                                   By:________________________________
                                        Spiros Jamas, President
                                        One Innovation Drive
                                        Worcester, MA 01605

                         COMMONWEALTH OF MASSACHUSETTS

Worcester, SS                                          October 1, 1993

     Then personally appeared the above-named Spiros Jamas, its president, and acknowledged the foregoing instrument to be his free act and deed, before me.


                                   ________________________________
                                   Notary Public
                                   My Commission Expires:

                                 PHYTERA, INC.

                            SECRETARY'S CERTIFICATE

     I, Lynnette C. Fallon, hereby certify that I am the duly elected and qualified

Secretary of Phytera, Inc., a Delaware corporation whose principal place of business is in

Worcester, Massachusetts, and that the following vote was duly adopted by its Board of

Directors:

     VOTED: That the President and any Vice President, acting singly, is hereby authorized to execute and deliver a lease of certain premises at Four BioTech Park, Worcester, Massachusetts, as described in the draft lease presented to the Board of Directors with Worcester Business Development Corporation and having such terms and otherwise in such form as shall be approved by the executing officer, with his execution thereof to be conclusive evidence of such approval.

     I further certify that the foregoing vote is in full force and effect.

Dated: November 9, 1993

                                   /s/ Lynnette C. Fallon
                                   -------------------------------
                                   Lynnette C. Fallon, Secretary

                   MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK

                               FOUR BIOTECH PARK

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     This SECOND AMENDMENT TO LEASE dated as of June 18, 1996 is between
                                                -------
WORCESTER BUSINESS DEVELOPMENT CORPORATION ("Landlord") and PHYTERA, INC. ("Tenant") and amends the Lease dated November 1, 1993 between Landlord and Tenant as amended by First Amendment dated March 23, 1994 (the "Lease"). The purposes of this Second Amendment are to increase Tenant's Allowance by $34,000, to make the appropriate adjustment to Basic Rent and to eliminate the distinction between Premises B-1 and B-2.

     1.  AMENDMENT OF RIDER AND ADDENDUM.  Paragraph 3 of the Rider and
         -------------------------------
Addendum, as amended by the First Amendment, is amended by increasing Tenant's Allowance from $1,540,000 to $1,574,000 and allocating the increase to the entire Premises.

     2.  AMENDMENT OF SECTION 1.01.  Section 1.01 of the Lease as amended by the
         -------------------------
First Amendment is amended by substituting the following new definitions for the corresponding definitions in the First Amendment:

               TERM COMMENCEMENT DATE:
                    PREMISES A  April 1, 1994
                    PREMISES B  July 1, 1994

               RENTABLE AREA OF THE PREMISES:
                       PREMISES A      11,993 square feet
                       PREMISES B      13,752 square feet
                       TOTAL           25,745 square feet

               TENANT'S SHARE:    27.8%

               BASIC RENT:

                    Before full expenditure of Tenant's Allowance, effective as of the first day of each month during each Lease Year of the first Fixed Rental Period, Basic Rent for the month will be calculated by 1) multiplying the amount of Tenant's Allowance previously expended by Landlord by 17%, 2) dividing the product by the Rentable Area of the Premises (25,745 square feet), 3) adding $9.00 to the result, 4) multiplying the sum by the Rentable Area of the Premises and
                    5) dividing the product by 12.

                    After full expenditure of Tenant's Allowance for each Lease Year of the first Fixed Rental Period, Basic Rent will be as follows:

                          $499,285.00 per Lease Year

                          $ 41,607.08 Monthly Installment

     3.   RATIFICATION OF LEASE.  This Amendment will prevail over any other
          ---------------------
provisions of the Lease which are inconsistent with this Amendment or the state of facts contemplated by this Amendment. As amended by this Second Amendment, the Lease is ratified and confirmed in all respects.

     Executed as a sealed instrument as of the date first above written.

                                   LANDLORD:
                                   ---------

                                   WORCESTER BUSINESS DEVELOPMENT
                                   CORPORATION


                                   By:  /s/ John D. Hunt
                                        ----------------------
                                        John D. Hunt, Chairman

                                   TENANT:
                                   -------

                                   PHYTERA, INC.


                                   By:  /s/ Malcolm Morville
                                        ---------------------
                                        Malcolm Morville, Chief Executive
                                        Officer

                   MASSACHUSETTS BIOTECHNOLOGY RESEARCH PARK

                               FOUR BIOTECH PARK

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     This FIRST AMENDMENT TO LEASE dated as of March 23, 1994 is between WORCESTER BUSINESS DEVELOPMENT CORPORATION ("Landlord") and PHYTERA, INC. ("Tenant") and amends the Lease dated November 1, 1993 between Landlord and Tenant (the "Lease") The purpose of this First Amendment is to establish the Term Commencement Date, to establish the actual Rentable Area of the Building and the Premises by application of Landlord's standard method, to establish the resulting adjustments in Tenant's Share and Initial Monthly Payment, to subdivide the Premises into three (3) areas rather than two (2) and to clarify the computation of Basic Rent and the allocation of Tenant's Allowance.

     1.   AMENDMENT OF SECTION 1.01. Section 1.01 of the Lease is amended by
          -------------------------
substituting the following new definitions for the corresponding definitions in the original Lease:

               TERM COMMENCEMENT DATE:
                    PREMISES A          April 1, 1994
                    PREMISES B-1        July 1, 1994) or as defined in
                    PREMISES B-2        July 1, 1995) Section 1.03, if different

               RENTABLE AREA OF THE PREMISES:
                    PREMISES A          11,993 square   feet
                    PREMISES B-1        10,415 square   feet
                    PREMISES B-2         3,337 square   feet
                                        ------
                    TOTAL               25,745 square   feet

               RENTABLE AREA OF THE BUILDING:          92,711 square feet

               TENANT'S SHARE:          PREMISES A     12.9%
                                        PREMISES B-1   11.2%
                                        PREMISES B-2    3.6%
                                                      -----
                                        TOTAL          27.8%

               LEASE TERM:         Ten (10) Lease Years beginning April 1, 1994
                                   and ending March 31, 2004

               BASIC RENT:                Annual         Monthly Installment
                                          ------         -------------------
                           PREMISES A     $ 230,337           $ 19,194.75
                           PREMISES B-1   $ 219,535           $ 18,294.58
                           PREMISES B-2   $43,633 *           $3,636.08 *

                           * SEE AMENDED RIDER AND ADDENDUM - PARAGRAPH "FIXED"

               FIXED RENTAL PERIOD:     Each successive period of three Lease
                                        years beginning on the Commencement Date of Premises A. (3) Term


     2.   AMENDMENT OF RIDER AND ADDENDUM. Paragraph 3 of the Rider and Addendum
          -------------------------------
is amended by substituting the following new paragraph 3:

          3.   THE PREMISES AND TENANT'S ALLOWANCE.  Although the Rentable Area
               -----------------------------------
               of the Premises is 25,745 square feet, the Premises is subdivided into three (3) areas called Premises A, Premises B-l, and Premises B-2. Landlord has agreed to pay up to $1,540,000 of Tenant's Cost in preparing the Premises for Tenant's occupancy, which amount is referred to in the Lease as "Tenant's Allowance". Landlord and Tenant have agreed to allocate Tenant's Allowance among the areas of the Premises as follows:

                         Premises A      $720,000
                         Premises B-1    $740,000
                         Premises B-2    $ 80,000

               Therefore, notwithstanding the provisions of Section 7.01 and the Work Letter to the contrary, Tenant will not be obligated to pay Tenant's Cost for preparing the Premises for Tenant's occupancy except to the extent that Tenant's Cost for a particular Premises exceeds Tenant's Allowance allocated to that Premises. Premises A is currently occupied by Tenant. The preparation of Premises B-1 for Tenant's occupancy is currently under way. Landlord will have no obligation to begin preparation of Premises B-2 for Tenant's occupancy until Tenant gives Landlord notice specifying the Design Start Date with respect to that Premises. Subject to extension as a result of delays of the type described in Section 7.04, Landlord agrees that the Substantial Completion Date with respect to Premises B-2 will occur not more than one hundred fifty (150) days after the Design Start Date specified by Tenant. Irrespective of when the Premises are ready for occupancy, Tenant agrees to begin paying Basic Rent, Operating Expenses and Taxes according to the following schedule:

                    (a) On the Term Commencement Date of Premises A, Basic Rent at the rate of $19.21 per square foot of Rentable Area of Premises A and Operating Expenses and Taxes with respect to Premises A;

                    (b) On the Term Commencement Date of Premises B-1, Basic Rent at the rate of $21.08 per square foot of Rentable Area of Premises B-1 and $9.00 per square foot of Rentable Area of Premises B-2 and Operating Expenses and Taxes with respect to both Premises B-1 and B-2; and

                    (c) On the Term Commencement Date of Premises B-2, Basic Rent will increase from $9.00 to the rate of $13.08 per square foot of Rentable Area of Premises B-2.

     3.   RATIFICATION OF LEASE. This Amendment will prevail over any other
          ---------------------
provisions of the Lease which are inconsistent with this Amendment or the state of facts contemplated by this Amendment. As amended by this First Amendment, the Lease is ratified and confirmed in all respects.

     Executed as a sealed instrument as of the date first above written.

                                   LANDLORD:
                                   ---------

                                   WORCESTER BUSINESS DEVELOPMENT
                                   CORPORATION

                                   By: /s/ John D. Hunt
                                       -----------------
                                       John D. Hunt, Chairman


                                   TENANT:
                                   -------

                                   PHYTERA, INC.

                                   By: /s/ Malcolm Morville
                                       ---------------------
                                       Malcolm Morville, Chief Executive Officer

                                      -3-